                                                                   EXHIBIT 10.13
                         AGREEMENT FOR CALL CENTER MANAGEMENT

This Agreement made on October 16, 1995 and effective on October 16, 1995, by and between United Parcel Service General Services Co. a Delaware corporation, on behalf of itself and its affiliates, having its principal place of business at 55 Glenlake Parkway, NE, Atlanta, Georgia 30328 ("UPS") and TeleTech Holdings, Inc., a Delaware corporation, on behalf of itself and its subsidiaries and affiliates, having its principal place of business at 1700 Lincoln Street, 14th Floor, Denver, Colorado 80203 ("TI") is for in-bound teleservices and services ancillary thereto.

WHEREAS, TI is in the business of providing in-bound teleservices on behalf of its clients; and

WHEREAS, UPS provides services and/or goods which require in-bound teleservices; and

WHEREAS, pursuant to the terms and conditions set forth below and in the Attachments hereto, UPS desires to engage TI to perform in-bound teleservices on its behalf and TI desires to accept such engagement;

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable considerations, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

SECTION 1 - SCOPE OF WORK

    A.   Services

         During the Term (as hereinafter defined), TI shall perform the Services (as hereinafter defined) pursuant to the requirements set forth on Attachment A hereto. For purposes of this Agreement, "Services" shall mean the receipt and handling by TI employees functioning as customer service representatives, administrative support employees and package information associates ("CSRs") of telephone calls initiated by third parties for the purpose of responding to UPS' marketing of certain services and/or products or otherwise communicating with UPS. Attachment A consists of "UPS' Explanation and Requirements" and such other documents as the parties shall agree and initial. TI shall be solely responsible for all personnel related matters and expenses thereof regarding the rendition of Services, including but not limited, to employment, hiring, training except as otherwise provided herein, attendance, quantity and quality of work, discipline and termination of employment. From time to time hereafter, TI and UPS may mutually agree upon additional services to be performed by TI or modifications to the requirements set forth in this Agreement and on Attachment A. Any such additional services or modified requirements shall be approved in writing


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         and thereafter all references in this Agreement to Services shall be deemed to include such additional services or modified requirements.

         TI will interview, test, conduct criminal and employment references background checks, select and hire personnel to perform services at the Centers as hereafter defined. Drug testing is not required.

         TI will supply and maintain photocopiers, facsimile machines, TI letterhead stationery supplies and mail room equipment (excluding the cost of postage). UPS will be responsible for supplying and maintaining all other equipment required for use in the operation of the Call Centers as hereinafter defined, including, but not limited to stationery supplies, printing supplies, office supplies, janitorial supplies, facilities and other types of equipment. UPS management will not counsel or discipline any TI employees.

    B.    TI's Responsibilities

    1. TI shall provide to UPS the services as defined in Attachment A and as set forth below. In addition, TI shall be responsible at its expense to provide a temporary employment facility at each center city location at each site during the ramp up period.

    2. TI will work in good faith with UPS to re-engineer the services and functions described in Attachment A hereto that are related to UPS' operations and to decrease the costs to UPS for those services and functions.

    3. TI shall utilize the applications systems utilized by UPS at the UPS call centers as of the effective date of this Agreement, and shall, in conjunction and cooperation with UPS, develop and execute a plan to ensure a smooth interface between the TI call centers and UPS' other operations, including the UPS call centers.

    4. TI shall assign a TI employee as Site Manager for each TI call center. The TI Site Manager shall coordinate the delivery of Services with those performed at UPS' call centers and shall provide a single point of contact for UPS' Site Manager. The TI Site Manager also shall coordinate scripting with the UPS Site Manager; accept requirements for new programs and changes to existing programs; coordinate implementation of new programs and changes to existing programs; deliver to UPS the information described below; coordinate site visits by UPS personnel, and generally oversee TI's performance of Services pursuant to this Agreement.

    5. TI shall create a call center organization consistent with the workforce model as defined in the Attachments hereto. TI will staff the call centers with trained employees who will provide customer service support for UPS programs set forth


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         in the Attachments hereto, and any other programs which UPS establishes which will be supported by the TI call center.

    6. TI shall, together with UPS, establish and utilize a document change control process with respect to the Services to be provided by TI under this Agreement. New programs and all changes to programs, systems, methods and procedures supported or used by TI at the TI call centers shall be implemented in accordance with such change control process. From time to time, TI may, in accordance with the change control process, upgrade or enhance systems, methods and procedures to improve the efficiency and effectiveness of the TI call centers.

    7. TI shall adopt the problem escalation and resolution procedures used by UPS. TI and UPS may mutually agree to modify such procedures in accordance with the change control process.

    8. TI shall cooperate with UPS' reasonable requests in connection with any periodic performance, operational and quality control reviews performed by UPS. Such cooperation shall include providing UPS with information and explaining TI's procedures and operations, as reasonably requested by UPS.

    9. TI shall monitor the performance of the TI employees using call monitoring systems and procedures. TI shall conduct all monitoring in compliance with federal, state and local laws and regulations. TI may enhance monitoring practices and frequency requirements to facilitate the achievement of quality standards. TI shall provide monitoring statistics to UPS as hereinafter provided. TI shall provide additional ad-hoc monitoring statistics to UPS as reasonably requested by UPS. UPS shall have the option to participate in the monitoring process on a scheduled basis, subject to applicable federal, state and local laws and regulations.

    10. TI agrees that its performance of the Services will meet or exceed each of the applicable UPS requirements herein. In the event TI's performance of the Services fails to meet the applicable UPS requirements, UPS may seek all remedies available to it in law or equity, except as otherwise provided in this Agreement. In any event, TI will use its best efforts to the extent commercially reasonable under the circumstances to meet or exceed all UPS requirements.

    11. If requested by UPS, TI agrees to use commercially reasonable efforts to keep the technology utilized in providing the Services to UPS at a level that is comparable with the level of technological advancement generally attained in the CSR industry. Should TI be unable to maintain such level of technological advancement because of limitations in UPS-provided technology and/or equipment, and provided TI provides UPS with notice of the effect of such limitations, TI will be relieved of this obligation to the extent UPS refuses to upgrade its technology and/or equipment.


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    12.  Periodically, as appropriate, the parties will review the UPS requirements and, if mutually agreed by the parties, such requirements will be adjusted to reflect appropriate changes in circumstances, including without limitation, being made more stringent to reflect improved performance capabilities associated with advances in the technology and methods used generally to perform similar services.

    13. TI will provide UPS with reasonable daily reports in a mutually agreed upon format as required by UPS to maintain service, call volumes, staffing hours, quality monitoring, process improvement and other reports needed to monitor performance against UPS requirements under this Agreement and its Attachments. TI will provide UPS with a monthly performance report, in a form and with content mutually established by the parties, documenting TI's performance with respect to the UPS requirements. In addition, TI will provide UPS with such other documentation and other information as may be reasonably requested by UPS from time to time in order to verify that TI's performance of the Services is in compliance with the applicable UPS requirements.

    14. TI will use commercially reasonable efforts to efficiently use resources to perform the Services in accordance with the applicable UPS requirements. Where appropriate, such efficient use shall include without limitation (i) making schedule adjustments (consistent with UPS' priorities and schedules for the Services), (ii) delaying the performance of non-critical functions within established limits, and
         (iii) tuning or optimizing the systems used to perform the Services. Once every twelve (12) months during the term of this Agreement, TI will permit an industry consultant selected and paid for by UPS and acceptable to TI, which acceptance shall not be unreasonably withheld, to review TI's operating practices and procedures with respect to resource utilization in connection with the performance of the Services during the prior year to determine whether TI is exercising reasonable procedures to control the resources utilized in providing the Services. The industry consultant shall issue a written report to the parties setting forth its findings, conclusions and recommendations for changes in TI's practices. The parties will review the industry consultant's report and work together in good faith to mutually agree on any appropriate adjustments to TI's operating practices and procedures.

    C.   UPS' Responsibilities

    1. UPS shall supply the TI Site Manager, with general forecasting data related to programs supported by the TI call centers, to assist the TI Site Manager in workforce planning.

    2. UPS shall provide TI with access to UPS' systems applicable to the UPS programs being supported by TI hereunder. UPS shall be responsible for maintaining and


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         enhancing such UPS systems.  UPS shall promptly provide to TI access to all maintenance of and enhancements to such UPS systems made by UPS.

    3. UPS shall have the right to conduct reasonable periodic performance, operational and quality control reviews of TI's performance under this Agreement, provided that UPS shall provide no direct supervision of TI's call centers. Such reviews shall be performed during business hours and may include visits to TI call centers for verification of Service quality levels and other activities reasonably related to obtaining information for quality control review purposes. UPS shall schedule such reviews with TI in advance.

    4. UPS shall provide to TI UPS' current tracking and reporting systems for the UPS call center, and make available for consultation with TI the UPS personnel responsible for such reporting. UPS also shall provide to TI all available UPS documentation with respect to UPS' problem escalation and resolution procedures as described herein.

    5. UPS shall, together with TI, establish and utilize a documented change control process with respect to the Services to be provided by TI under this Agreement.

    6. UPS shall obtain and maintain all licenses, franchises, privileges, permits, consents, exemptions, certificates, registrations, orders, approvals, authorizations and similar documents and instruments that are required by any federal, state and local laws and regulations applicable to call centers and other operations under this Agreement.

    D.   Centers

         Except as expressly set forth herein, TI shall perform the Services at the following locations now owned, or leased, or to be leased, by UPS:

         1.   Greenville
         2.   Tucson
         3.   Tampa

         (collectively referred to as the "Centers" or "Call Centers"). UPS shall be solely responsible for and shall bear all costs and expenses with regard to the acquisition and/or leasing of the Centers, the maintenance of the Centers' structural components (including but not limited to foundation, walls, windows, parking areas, pipes, roofs, conduit, HVAC, mechanical, plumbing and electrical systems), repair and maintenance of the Centers, including maintenance of external grounds and parking, external lighting, obligations under the occupational Safety and Health Act (OSHA) and other similar laws applicable to it, the provision, acquisition, leasing and maintenance of all computer hardware, telecommunications


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         equipment, and computer and telecommunications software (other than
         Work Product and TI Property, defined below in Section 25), and all employees or independent contractors of UPS fulfilling such responsibilities except TI, and shall indemnify and defend TI against all claims with respect thereto. During the term, UPS covenants that the Centers shall be maintained and kept in good order, condition and repair, conducive to the efficient performance by CSR's of their duties. Except as provided herein, UPS shall be solely responsible for and shall bear all costs and expenses with regard to facilities maintenance, and UPS-provided computer hardware, software and equipment required in the efficient performance of the Services (including but not limited to enhancements or add-ons thereto), telecommunication and usage charges, and reasonable support of training herein to the extent otherwise agreed to herein. TI shall be solely responsible for and shall bear all expenses incurred in the rendition of the Services at the Centers (as herein defined) with respect to (i) wages and benefits of TI's employees, (ii) contracting for food services at the Centers, (iii) photocopiers, (iv) facsimile machines, postage mailing equipment, and meter equipment (excluding the cost of postage), (v) existing proprietary computer software utilized by TI solely in connection with its proprietary processes used by TI in the rendition of the Services, (vi) trash or refuse removal from Centers and (vii) prevention of property damage to the Centers and other UPS property, except to the extent of UPS' negligence. TI shall be entitled to erect exterior and interior signage and banners solely in accordance with UPS' prior written authorization.

    E.   Commencement of Services

         TI shall commence hiring and training of CSR's and commence the operation of Services at each Center as provided below:

                                Date of                    Date of
                            Commencement of           Commencement of
                        Administrative Training           Services
                        -----------------------       ----------------
Greenville Center            March 11, 1996            April 4, 1996
Tucson Center                March 11, 1996            April 4, 1996
Tampa Center                 May 6, 1996               June 3, 1996



         By no less than forty-five (45) days prior written notice delivered to TI, UPS shall be entitled to delay the date of commencement of training at any Center by up to thirty (30) days; provided, that UPS shall pay to TI


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*   Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.


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


         within fifteen (15) days following UPS' receipt of TI's invoice therefor, an amount equal to all direct and [*******] incurred by TI during such thirty (30) day period of delay in connection with the Services to be rendered hereunder. In addition, if the requirement of an orderly transition requires additional time due to unexpected circumstances, the parties shall meet and discuss in good faith both the additional time and extra cost involved, with the goal of minimizing TI's unavoidable costs and UPS' expense for such additional delays.


    F.   Attrition

         Upon review of the termination experience (voluntary or involuntary) for CSR's for the initial ninety (90) day and the initial one hundred and eighty (180) day periods of delivery of Services for each Center, UPS and TI shall jointly establish an acceptable annual CSR turnover percentage (the Attrition Percentage") (i.e., a threshold percentage reflecting an acceptable percentage of all CSR's hired to render Services whose employment terminated in a given twelve (12) month period). [***********************************************************
         **********************************************************************
         **********************************************************************
         **********************************************************************
         **********************************************************************
         ***************************************************************]  For
         purposes of this Agreement, the term "Year" shall mean the twelve (12) month period beginning on the date of commencement of Services at a Center or on any anniversary thereof.

SECTION 2 - TERM

    A.   Term

         Subject to extension or termination as provided herein, the term of this Agreement shall commence on the day hereof and shall continue until June 1, 2001 (the "Term").

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*   Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.


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

    B.   Extension of Term

         The Term may be extended by mutual written agreement for successive four (4) year periods (each an "Additional Term") if:

         1. TI meets or exceeds the service standards set forth in Attachment A hereto in the rendition of the Services; or

         2. At the discretion of UPS ("Discretionary Extension"), which decision shall be communicated in writing to TI no less than six (6) months prior to the end of the Term or applicable Additional Term.

         For purposes of this Section, the term "meets or exceeds the service standards" shall be determined with regard to the rendition of Services on a monthly average during the Measurement Period (as hereinafter defined). For purposes hereof, the term "Measurement Period" shall mean that period commencing six (6) months after commencement of the Term and ending one (1) year before expiration of the Term or, with respect to each Additional Term, the period commencing one (1) year before expiration of such Additional Term.

SECTION 3 - RATES AND INVOICES


    A.    Base Rate

         UPS agrees to pay TI for the Services as follows:


         1.   TI will invoice UPS [*****************] basis for Services to be rendered during the week following the invoice date and UPS shall pay TI within [**********] of the invoice date, for the Services performed at the rate of [***************] ("Base Rate") for each hour of wages estimated to be earned by all hourly administrative TI employees (including administrative and clerical support), exclusive of supervisory level employees, at the Centers. The Base Rate shall begin to accrue at each Center on the date of the commencement of training at such Center.
              There is no extra charge for supervisory level employees. [****************************************************************
              *****************************************************************
              *****************************************************************
              *****************************************************************


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*   Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.


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              *****************************************************************
              *****************************************************************
              *****************************************************************
              ******************************************************]



         2. Effective for each [*********] period of the Term or Additional Term from and after March 11, 1996, the Base Rate shall be increased to an amount equal to the sum of (i) [****] plus (ii)[*****************************************
*****************************************************************
*****************************************************************
*****************************************************************
*****************************************************************
*****************************************************************
*****************************************************************
*****************************************************************
*****************************************************************
*****************************************************************
*********************************************] the parties shall substitute therefor for all purposes another comparable measured [*******************************************]; provided, however, that if such change is merely to define [********] the parties shall continue to use [*****************] but shall, if necessary convert the [*********] by using an appropriate conversion factor.




         3.   If the [*********************************************************
              *****************************************************************
              *********] in a given year [**************] by [*****************
              ] or more [*************] referenced above will be adjusted [**** *********] for the subsequent year [*****************************
              ************] and the resulting adjusted [***********************
              *****************************************************************
              *****************************************************************
              ****************************************************************]


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*   Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.


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    B.   In the event that during the term or Additional Term of the Agreement
         [*********************************************************************
         **************] UPS will not be responsible for any such [************ *****************************************] If any unforeseen event, circumstance or condition or any combination thereof first occurring after the date of execution of this Agreement that (i) is not occasioned by or resulting from the actions of TI or any employee thereof, and (ii) reasonably is expected to continue for a period exceeding six (6) months ("Adverse Event") shall adversely increase the cost to TI of performing services at a Center by more than [*******************] of its prior documented budget costs (excluding government mandated cost increases or decreases, for which the parties agree the Base Rate shall automatically be adjusted to so reflect), TI shall be entitled to request an adjustment to the Base Rate by written notice delivered to UPS at least [*****************] prior to the proposed date of adjustment. TI shall have the burden of demonstrating its entitlement to such adjustment, and to that end, TI shall deliver to UPS with its request such documentation, detailed records, pricing and financial information and other data as shall verify the existence of such Adverse Event and TI's increased costs resulting therefrom; provided, however, that such request shall in any event be subject to UPS' right to audit TI's submissions during the [**********] period by itself or through outside auditors.
         If, at the end of the [*****************] period, UPS and TI have not agreed to an adjusted Base Rate, then, notwithstanding anything in this Agreement to the contrary, TI may terminate this Agreement at that Center upon [****************************************************
         *******************************************]  Any
         termination will be in compliance with the termination assistance provisions herein.


SECTION 4 - NOTICE OF DELAY

     In the event of an actual or potential delay in TI's performance under this Agreement, TI shall immediately notify the UPS Site Manager by either fax or telephone, whichever is quicker, describing the cause, effect and expected duration of such delay

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*   Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.


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or failure and thereafter shall immediately give notice to the UPS Site Manager of all changes to such conditions.

SECTION 5 - COVER

In the event of any delay or failure of TI in performing hereunder arising from any cause, UPS may obtain like services elsewhere for the duration of such delay or failure without liability to TI, including liability for minimum payments to TI for such period.

SECTION 6 - DISPUTED INVOICED AMOUNTS


If UPS in good faith questions any item(s) in any invoice, the following procedures will apply: UPS may withhold the disputed amount; UPS will notify TI of the dispute in writing within [************], stating with specificity the reasons for the dispute and the parties will work in good faith to resolve the dispute within [*******************] the date of the invoice. Adjustments will be made on the next invoice immediately following resolution. If the dispute cannot be resolved within [*********], then, upon proper notice by TI to UPS as required in Section 32, either party can move directly to binding arbitration, as set out in Section 38 without going through the internal dispute resolution process outlined in Section 37. UPS' willful breach of the payment provisions in this Agreement will nullify, at TI's discretion, the necessity of the dispute process(es) contained in this Agreement.


TI shall provide UPS with such documentation and other written information with respect to each invoice as may be reasonably requested by UPS to verify that TI's charges to UPS are accurate, correct and valid and are in accordance with the provisions of this Agreement.

TI shall submit [****] invoices to the UPS site manager at each Center.

SECTION 7 - TAXES

    A.
    TI shall be solely responsible for taxes (including penalties and interest) levied, assessed or imposed on TI, based upon TI's gross receipts or net income or taxes imposed on TI, for the privilege of doing business or exercising a franchise.

    B.
    UPS shall be solely responsible for paying any and all taxes, excises, duties and assessments in the nature of sales, use or similar taxes arising out of or related to its in-bound teleservices.

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*   Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.


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

    C.
    TI shall collect from UPS (as part of the prices charged under this Agreement) and pay any applicable taxes where such collection and payment by TI is required by law. All such taxes shall be separately stated on TI's invoices. TI and UPS shall cooperate in the preparation and filing of any tax returns. Any penalties or interest associated with the failure upon the part of TI to timely collect or pay any tax shall be the responsibility of TI unless such failure was caused by UPS' direction or UPS' failure to pay tax to TI in accordance with this section.

    D.
    In the case where a tax has been paid to a state other than the state in which the in-bound teleservices were performed or delivered, TI shall cooperate with UPS in determining the amount of any credit against any applicable tax.

    E.
    In its sole discretion and at its own expense, UPS has the right, either before or after payment of any tax, to contest the validity or application of such tax submitted by TI for payment by UPS. Upon the written request of UPS, TI shall fully cooperate with UPS in contesting or protesting the validity or application of any such tax (including, but not limited to, permitting UPS to proceed in TI's name if required or permitted by law, provided, in each case, that such contest does not involve, or can be separated from, the contest of any tax or issues unrelated to transactions described in this Agreement). UPS shall also have the right to participate in any contest conducted by TI with respect to a tax or other charge indemnifiable under this section, including without limitation, the right to attend conferences with the taxing authority and the right to review submissions to the taxing authority or any court to the extent such contest does not involve, or can be separated from, the contest of any tax or issues unrelated to the transactions described in this Agreement. In the event TI shall receive a refund of all or any part of such tax which UPS has paid and discharged, the amount of such refund shall promptly be remitted to UPS by TI.

    F.
    UPS shall be entitled to the benefit of any new jobs tax credit, enterprise zone tax credit, capital investment tax credit, or any other similar type of tax credit earned pursuant to this Agreement. In the event the state law allowing for such tax credit provides that TI is the recipient of such tax credit, TI shall pass on the tax credit benefit to UPS in the form of a reduction in the amount of TI's invoice. Under this provision, TI is deemed to receive benefit of the tax credit on the earlier of the due date of TI's return or estimated payment following the reasonable determination of a credit amount. TI's next invoice will be reduced by the amount of the credit. Tax credit computations and invoice reductions are subject to verification by UPS.


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

SECTION 8 - CUSTOMER RELATIONS

    In all contacts with UPS customers or callers (herein referred to collectively as "Customers") TI shall identify itself as "United Parcel Service" or "UPS." At no time will TI provide a vendor identification.

SECTION 9 - WARRANTY; LIMITATION OF WARRANTY; LIABILITY AND LIMITATION OF LIABILITY

    A. TI warrants to UPS that (1) TI shall perform all Services in a good and professional manner and in accordance with the Agreement and Attachments, or any other applicable mutually agreed upon written specifications, and TI has the legal right to perform all TI Services.

    B. TI further warrants that neither TI proprietary software, nor that which it creates as Work Product hereunder which it shall employ to render Services herein shall infringe any United States copyright, patent, trademark or any other third party intellectual property rights, unless such infringement is caused solely by the combination, modification, enhancement or alteration by UPS or at UPS' specific written instruction. In the event of an infringement claim, TI may, at its option and at its expense, either (1) defend such claim with competent counsel of its choosing; (2) procure the right to continue using such software to provide the Services; or (3) substitute for such hardware or software, other software which performs the same functions without any material loss of speed or functionality.

    C. UPS warrants that neither UPS proprietary hardware or software it supplies to TI to render Services hereunder, nor any modifications, enhancements, alterations or combinations to third party hardware or software UPS performs or performed, creates or created, or requires TI to perform or create upon written instructions, shall infringe upon any United States copyright, patent, trademark or any other third party intellectual property rights unless such infringement is caused solely by the combination, modification, enhancement or alteration of such hardware or software by TI without instruction from UPS. In the event of an infringement claim, UPS may, at its option and at its expense, either (1) defend such claim with competent counsel of its choosing; (2) procure the right to continue using such hardware or software to provide the Services; or (3) substitute for such hardware or software, other hardware or software which performs the same functions without any material loss of speed or functionality.

    D. Except for the foregoing warranties, and such additional warranties as shall be expressly set forth herein, or in one or more Attachments hereto, neither party


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

         makes any other warranty of any kind, express or implied, for the Services, equipment, facilities or data furnished hereunder or under any Attachment hereto. EACH PARTY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. TI will pass through to UPS for UPS' benefit, any manufacturers' or other third party warranties which TI is permitted to pass through to UPS under TI's agreements with such manufacturers and third parties.

    E.
    This Section shall survive termination or expiration of this Agreement.

SECTION 10 - TI STAFFING

    A.
    UPS shall have the right to require that TI employees or agents who do not perform in accordance with the standards or UPS requirements in the Agreement above, shall be promptly retrained as necessary, and that employees or agents who flagrantly or repeatedly violate such standards or UPS requirements shall be removed immediately from all performance under this Agreement.

    B.
    If TI determines that UPS concerns are reasonable and well founded, TI will replace that employee with a person of suitable ability and qualifications. Nothing in this provision shall be deemed to give UPS the right to require TI to terminate any TI employee's employment; it is intended to give UPS only the right to request that TI discontinue using an employee in the performance of the Services.

SECTION 11 - COOPERATION WITH UPS AUDITS

    TI will provide such UPS auditors and inspectors as UPS may designate in writing upon reasonable notice with reasonable access to the TI's facilities at which TI is performing the Services, to TI's personnel, to UPS' existing data and work product and to that being developed by TI hereunder at such facilities, and to reasonable related documentation for the purpose of performing, at UPS' expense, those audits and inspections of TI's business reasonably requested by UPS, including without limitation, to the extent applicable to the TI's Services, audits of (i) software use practices and procedures, (ii) application and operating systems, (iii) general controls and security practices and procedures, (iv) general call monitoring, performance and procedures and (v) disaster recovery and back-up procedures.

SECTION 12 - SITE MANAGERS

    All operational issues relating to the Services performed pursuant to this Agreement shall be conducted exclusively between UPS' Site Manager(s) and TI's Site Manager(s).

SECTION 13 - PERSONNEL

    Before assigning an individual to serve as the TI Site Manager having primary responsibility for performance of the Services, whether as an initial assignment or as a replacement, TI will notify UPS of the proposed assignment, will introduce the individual to the appropriate UPS Site Manager and will provide the UPS Site Manager with a resume and any other information about the individual reasonably requested by UPS. If, after being notified thereof, UPS reasonably and in good faith objects to the proposed assignment within five (5) working days, then TI will not assign the individual to that position and will propose to UPS the assignment of another individual of suitable ability and qualifications. Nothing in this provision shall be deemed to give UPS the right to require TI to hire or terminate TI employee's employment; it is intended to give UPS the right to request that TI discontinue using an employee in the performance of the Services.

SECTION 14 - PERFORMANCE REVIEW

    A designated representative of TI and a designated representative of UPS will meet as often as shall reasonably be requested by either party hereto to review the performance of the parties under this Agreement. Each party shall bear its own costs and expenses incurred in connection with such review.

SECTION 15 - INDEMNITY

    TI shall at all times be deemed to be performing as an independent contractor and not as an agent or employee of UPS. Each party ("Indemnifying Party") to this Agreement agrees to indemnify, protect and hold the other party and its directors, officers and employees, agents, shareholders, partners, representatives (collectively, "Indemnified Parties") harmless from and against any and all claims (including, but not limited to losses, judgments, damages, settlements and expenses (including reasonable investigation expenses and reasonable attorneys' fees), for those actions to the extent they result from (i) the negligence or willful misconduct of the Indemnifying Party, including but not limited to third party claims for injury or death to persons, including Indemnifying Party's employees, or damage to property or business entities, and (ii) claims that such Indemnifying Party's product, including hardware, software or any combination thereof, constitutes an infringement of a United States patent, copyright, trade secret or other intellectual property right of any third party. In addition, UPS, as the Indemnifying Party, shall indemnify, defend and hold the Indemnified Parties harmless from and against any losses incurred by or imposed or asserted against TI or other Indemnified Party in connection with (i) UPS' failure or alleged failure to provide services or products to customers, (ii) any alleged defect or deficiency in any products or services provided by UPS to customers, (iii) any "script" or other written or oral presentations furnished by UPS to TI or approved in writing by UPS for use by TI, (iv) any action taken by TI at the written request or upon the written instructions of UPS, and (v) building toxicity or so-called "sick building" syndrome(s). The indemnity set forth in this Section and the limitation of liability set forth in the following Section hereof shall survive the expiration or termination of the Term or Additional Term of this Agreement.

    SECTION 16 - LIMITATION OF LIABILITY

A.  Neither Party shall be liable to the other for:

1. failure or delay in rendering performance arising out of the following causes: Acts of God or the public enemy, wars, fires, floods, epidemics, quarantine, restrictions, or unusually severe weather and similar events. Dates or times of performance shall be extended to the extent of delays excused by this Section, provided that the party whose performance is affected notifies the other party promptly of the existence and nature of such delay.

2. special, indirect, incidental or consequential damages, including without limitation damages for lost opportunities, even if such damages were foreseeable or result from a breach of this Agreement;

B. TI shall not have any liability to an Indemnified Party to the extent that such liability arises as a result of failure of UPS to fulfill its obligations hereunder.


C. TI is responsible to provide in writing to the UPS Site Manager a memo outlining how UPS has not fulfilled its responsibilities under this Agreement [********************************************************]. In
    the event TI does not issue this memo, then UPS is conclusively deemed to have fulfilled its responsibilities. UPS shall be responsible for [******* ***************] under this Agreement after [*****************************
    **************************************************************************
    ************************************************************************]
    .  Failing resolution by


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    the Securities and Exchange Commission.

    such methodology, the dispute shall be subject to the Arbitration provisions of this Agreement.

D. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that Teletech shall be entitled to recover, as a measure of general damages,
    [**************************************************************************
    ***************************************************************************
     *************************************************************************]

E.  [**************************************************************************
    ***************************************************************************
    ******************]

SECTION 17 - INSURANCE

TI shall, at its own cost and expense, obtain and maintain in full force and effect, with sound and reputable insurers, during the term of this Agreement, the following insurance coverages: (a) Workers' Compensation insurance as required by the law of the state of hire; (b) Employer's Liability Insurance with minimum limits of $1,000,000 of liability, and not less than $1,000,000 aggregate limit of liability per policy year for disease, including death at any time resulting therefrom, not caused by accident; (c) Comprehensive General Liability insurance against all hazards with a minimum limit of liability for personal injury, including death resulting therefrom, on an occurrence basis of $10,000,000 in the aggregate, and with a minimum limit of liability for property damage on an occurrence basis of $10,000,000 in the aggregate; (d) Automobile Liability insurance against liability arising from the maintenance or use of all owned, non-owned and hired automobiles and trucks with a minimum limit of liability for bodily injury of $5,000,000 in the aggregate, and with a minimum limit of liability for property damage of $5,000,000 per accident; (e) Fire Legal Liability Insurance of $1,000,000 and (f) Crime Insurance, including at a minimum fidelity coverage, computer theft and fraud covered with a minimum of $5,000,000. TI's insurance shall be deemed primary. TI shall provide UPS with certificates of insurance evidencing the coverages required hereunder within ten
(10) days after execution of this Agreement and prior to commencement of operations. Each policy required hereunder shall name UPS as an additional insured and shall provide that UPS shall receive thirty (30) days' advance written notice in the event of a cancellation or material change in such policy. In the event that any Service under this Agreement is to be rendered by persons other

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    the Securities and Exchange Commission.

than TI's employees, TI's insurance shall cover such persons under the same terms and conditions.

SECTION 18 - TAX AND TRAINING INCENTIVES

Subject to applicable law, and so long as UPS is in compliance with the terms of this Agreement, TI will reasonably cooperate with UPS to allow UPS to be eligible to receive available tax and training incentives based upon TI's performance of Services and the employ of employees by TI therefor.

SECTION 19 - FORCE MAJEURE

If either party to this Agreement shall be prevented, hindered, or delayed in the performance or observance of any of its obligations hereunder by reason of any circumstance as defined in Section 16.A.1, above, and such delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the party through the use of alternate sources, work-around plans, or other means, then such party shall be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay. TI as the affected party shall not have the right to any additional payments from UPS as a result of any force majeure occurrence, nor shall UPS as the affected party have the right to any additional material Services from TI not encompassed by this Agreement. The affected party shall immediately notify the other by telephone and confirm in writing within five (5) days of such call describing with specificity the reasons for such delay. If TI is the affected party and UPS is thus prevented from conducting a significant portion of UPS' normal business operations at any Center for seven (7) days after notification, despite the parties' best efforts, then, at any time thereafter and until such time as TI is able to resume or so arrange for acceptable alternative performance, UPS may suspend this Agreement at that Center and seek alternative performance until such time as TI is able to continue. Any such suspension by UPS shall be without penalty or termination charges and shall be effective as of a date specified by UPS in a written notice of termination to TI. If either party is unable to perform at any Center under this Agreement due to force majeure causes for a period of sixty (60) days, then the other party may terminate this Agreement in whole or in part and such termination shall be considered for the convenience and benefit of both parties.

SECTION 20 - CONFIDENTIALITY


A. In connection with the performance of the services, UPS may furnish TI with access to [******************] including [**************
    ******************]. UPS shall retain all rights in and to any [***] provided by UPS to TI in addition to any information relating to [***] developed by TI in the course of its performance of the Services. Further, UPS may, in its sole discretion, disclose to TI or TI may become aware of certain of its other confidential and proprietary information used in connection with UPS' business. All such material is hereinafter called "UPS Proprietary Information."
    UPS shall retain all rights in and to the UPS Proprietary
    Information. TI agrees to maintain the UPS Proprietary Information in confidence with the same degree of care TI uses to protect its own information of like nature, but no less than a reasonable degree of care, and to refrain from the use of such information or the disclosure of such information to third parties without UPS' prior written consent. TI will instruct its personnel assigned to work on UPS' premises that they do not remove any of UPS' documents or other UPS materials and they do not disclose, discuss, or publish, without prior written consent from UPS, any Proprietary Information to any unauthorized person outside the premises. This obligation to protect UPS Proprietary Information shall continue for a period of three (3) years after the termination or expiration of this Agreement.


B. In connection with the performance of the Services, TI may, in its sole discretion, disclose to UPS or UPS may become aware of certain confidential and proprietary information used in connection with TI's business ("TI Proprietary Information"). TI shall retain all rights in and to the TI Proprietary Information and UPS agrees to maintain all such information in confidence with the same degree of care UPS uses to protect its own information of like nature, but no less than a reasonable degree of care, and to refrain from the use of such information or the disclosure of such information to third parties without TI's prior written consent. This obligation to protect TI Proprietary Information shall continue for a period of three (3) years after the termination or expiration of this Agreement.

C. TI Proprietary Information and UPS Proprietary Information are sometimes referred to as "Proprietary Information."


D. "Proprietary Information" shall also mean all [**************************** *******************] and all documents evidencing [************************
    ***************************************************************************
    **************************************************************************]


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    the Securities and Exchange Commission.

    identified to the recipient of such information by the giving party as proprietary, and which are obtained by or furnished, disclosed or disseminated to the recipient during the course of TI's engagement by UPS, as well as all other information provided to one party to this Agreement by the other party orally or in writing which is identified as confidential prior to disclosure or delivery to the recipient, and all information and matters which constitute trade secrets of the disclosing party, all of which are hereby agreed to be the property of and confidential to the owner and discloser of Proprietary Information.



E. The parties acknowledge that compliance with the covenants set forth in this Section 20 are necessary to protect the business, good will and Proprietary Information of the other party and that a breach of these restrictions will irreparably, irrevocably and continually damage the other party in a manner for which money damages may not be adequate. Consequently, each party agrees that in the event that it breaches or threatens to breach any of these covenants, the other party shall be entitled to both (i) a temporary, preliminary and permanent injunction in order to prevent the continuation of such harm, and (ii) money damages insofar as they can be determined. Nothing in this Agreement, however, shall be construed to prohibit either party from also pursuing any other remedy available at law, in equity or otherwise, the parties having agreed that all remedies shall be cumulative.

F.  The provisions of this Section 20 shall not apply to any information which
    (i) belongs to the recipient party, (ii) is already known by the recipient party without an obligation of confidentially other than under this Agreement, (iii) is publicly known or becomes publicly known through no unauthorized act of the recipient party, (iv) is rightfully received from a third party, (v) is independently developed by the recipient party without use of the disclosing party's Proprietary Information, or (vi) is required to be disclosed pursuant to a requirement of a governmental agency or law of the United States or a state thereof or any governmental or applicable subdivision thereof or any court of law, so long as the party required to disclose the information provides the other party with timely prior notice of such requirement and cooperates with such other party at its expense in any attempt by such other party to obtain a protective order regarding such information.

G. Each party shall (a) notify the other party promptly of any material unauthorized possession, use or knowledge, or attempt thereof, of the other party's Proprietary

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    the Securities and Exchange Commission.

    Information by any person or entity which may become known to such party,
    (b) promptly furnish to the other party full details of the unauthorized possession, use or knowledge, or attempt thereof, and assist the other party in investigating or preventing the reoccurrence of any unauthorized possession, use or knowledge thereof of Proprietary Information, (c) use reasonable efforts to cooperate with the other party in any litigation or investigation against third parties deemed necessary by the other party to protect its Proprietary Information and (d) promptly use all reasonable efforts to prevent a reoccurrence of any unauthorized possession, use or knowledge of Proprietary Information. Each party shall bear the cost it incurs as a result of such compliance.

H. With respect to the Proprietary Information, each party shall (i) not provide or make available the Proprietary Information of the other party in any form to any people other than those of its employees who have a need to know consistent with the scope of services to be performed under this Agreement; (ii) not provide the Proprietary Information of the other party, except for use reasonably necessary in the performance of the services hereunder; (iii) not exploit or use the Proprietary Information of the other party, except as permitted by this Agreement; and (iv) return all Proprietary Information of the other party which is in written or graphic form and any copies thereof in its possession or control upon the request of the other party.

I. At the request of either party, the other shall have each of its employees assigned to perform the Services execute a nondisclosure agreement in a form mutually acceptable to UPS and TI.

J. The provision of this Section 20 shall survive the expiration or termination of this Agreement.

SECTION 21 - MISCELLANEOUS CONFIDENTIALITY REQUIREMENTS


A. Until the expiration or termination of this Agreement, and for a period of [*******************] thereafter, except as expressly provided herein, or with the written consent of the other party, neither UPS nor TI will solicit or cause any third party to solicit any employee of the other or make such other contact with any such employee, the product of which contact which will or may yield the termination of the employment relationship of such employee from such party, except as set out in Section 34, below.


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    the Securities and Exchange Commission.

B. Until such expiration or termination date of this Agreement, TI will not engage in the performance of services similar to the Services on behalf of any parcel delivery company, including but not limited to [**************** ***********************], unless it can be demonstrated to UPS in its reasonable judgment acting in good faith that there is no reasonable probability that its Proprietary Information can be used to benefit its competitors.


C. Unless the written consent of UPS shall first be obtained, TI shall not at any time, notwithstanding the expiration of the term or the termination of this Agreement, in any manner advertise or publish or release for publication any statement mentioning UPS or the fact that TI is furnishing or has furnished or agreed to furnish services to UPS.

D. The provision of this Section 21 shall survive the termination or expiration of this Agreement.

SECTION 22 - KEY TI PERSONNEL


    The parties agree that TI's personnel, including [*************************
    ***************************************************************************
    ***************************************************************************
    **************] are critical to TI's successful performance of this Agreement and are key persons of TI ("Key Person" or "Key Personnel"). TI agrees that it will assign each Key Person to the performance of this Agreement during its term. If because of termination, incapacitation or resignation any Key Person becomes unavailable for the performance of this Agreement, TI agrees to replace each such Key Person with a person of equal or better qualifications. TI agrees to provide a new Key Person in the same method as it provides a Site Manager herein (see Section 1.B.4).


SECTION 23 - LAWS AND REGULATIONS

    TI agrees that it will comply with all laws and regulations applicable to TI's employees and telemarketing, including but not limited to the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Rehabilitation Act of 1973, the Immigration Reform and Control Act of 1986, the Americans with Disabilities Act of 1990, the Occupational Safety and Health Act (OSHA), the affirmative action responsibilities to comply with the office

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    the Securities and Exchange Commission.

    of Federal Contract Compliance Program (OFCCP) Guidelines and such other employment laws which may be enacted during the life of this Agreement, and other similar laws in effect or hereinafter enacted dealing with TI's workforce. In performing Services and without limiting the generality of the foregoing, TI shall also comply with any and all rules and regulations promulgated pursuant to the Telemarketing and Consumer Fraud Prevention Act of 1994. UPS will be responsible for the cost of implementing all necessary Americans With Disabilities Act (ADA) reasonable accommodations to facilities. Regarding equipment, UPS will be responsible for providing all equipment necessary to comply with the ADA up to an aggregate value of five thousand dollars ($5,000.00) per Center.

SECTION 24 - SECURITY FOR THE CENTERS


    Except to the extent of UPS' obligations hereunder, TI will be responsible for safe-guarding the work area, providing [*******************************] (the cost of which will be borne by [***]) and providing a safe working environment, investigating security breaches and taking all satisfactory remedial steps. TI will be responsible for providing all [**********************************************************
    ****************************************]  TI will also be responsible to properly safeguard all equipment and related materials. This is to include UPS proprietary software, other UPS proprietary information and documents, and/or other related systems, phone/communications lines, and use or access thereof which could cause loss to UPS. In the instance where equipment is owned by UPS, TI will ensure all equipment is inventoried and signed for by TI's authorized representative upon installation and acceptance. At anytime thereafter, TI retains responsibility and liability for any equipment that is removed, exchanged, or modified, until such time that equipment is signed for by an authorized UPS representative releasing TI of liability. TI is required to maintain a current equipment inventory listing subject to UPS audit at any time. TI's liability will include, but not be limited to, the replacement cost of any missing equipment or materials and/or loss due to misuse or unauthorized access or use of any materials, equipment or systems. UPS personnel at all times will comply with TI's rules at the Centers.


SECTION 25 - PROPERTY AND PROPRIETARY RIGHTS

A. All work produced by TI under this Agreement, including, without limitation, all inventions, creations, expressions, improvements, computer programs, specifications, operating instructions and all other documentation, whether patentable or unpatentable, which are first conceived or made or first actually or

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    the Securities and Exchange Commission.

    constructively reduced to practice during the life of this Agreement or within six (6) months following the expiration or cancellation hereof, and which are conceived or made in response to matters related to the Services or based in whole or in part on or derived from information supplied by UPS or its Affiliated Companies, whether preliminary or final, and on whatever media rendered (collectively, the "Work Product"), shall be deemed work made for hire and made in the course of services rendered under this Agreement and shall be the exclusive property of UPS. UPS shall have the unlimited right to make, have made, use, reconstruct, repair, modify, reproduce, publish, distribute and sell the Work Product, in whole or in part, or combine the Work Product with other matter, or not use the Work Product at all, as it sees fit; provided, however, that for a period of [*************************************************] UPS
    cannot [******************************************************************]
    except for the limited purposes of providing [**************************** ******************************************] At TI's option, [*************
    *************************************************************************]
    provided, however, that TI will not [**************************************
    ***************************************************************************
    ***************************] for the term of the Agreement.


    Prior to providing services under this Agreement pursuant to any Work Order, TI shall identify to UPS in writing any technology, information, computer programs or other documentation owned by or licensed to TI prior to the commencement of such services which will be useful or necessary to the Work Product ("TI Property").

    In consideration of UPS' payment to TI of amounts specified herein under this Agreement, and to the extent that title to any such Work Product may not, by operation of law, vest in UPS, or such Work Product may not be considered to be work made for hire, TI hereby (i) irrevocably transfers and assigns to UPS in perpetuity all worldwide right, title and interest in and to the patent rights, copyrights, trade secrets and other proprietary rights (including, without limitation, applications for registration thereof, and all priority rights therein under applicable international conventions for the protection of such rights) in, and ownership of, the Work Product that TI may have, as and when such rights arise, (ii) grants to UPS an unrestricted, irrevocable, nonexclusive, fully paid up, perpetual license, with the right to sublicense, in and to TI's proprietary rights to the TI Property integrated into and required for use in connection with the Work Product, and further agrees that other UPS outsourcing vendors may use these enhanced systems

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    the Securities and Exchange Commission.

    on UPS projects without paying a royalty. Nothing herein shall be interpreted as granting any license or right in TI stand-alone Property or in TI third party Property.

B. TI shall cooperate fully in (i) vesting in UPS the ownership of the proprietary rights to the Work Product, and (ii) assisting UPS, at UPS' expense, in obtaining patent, copyright or any other intellectual property rights in the Work Product and in maintaining and protecting UPS' proprietary rights, including, without limitation, executing any documents which UPS reasonably deems necessary for such purpose.

C. TI warrants that Work Product will perform in accordance with mutually agreed-upon previously established specifications for the term of this Agreement; provided, however, that such warranty shall specifically exclude any failure of Work Product caused by enhancements, modifications, alterations or combinations made by UPS or a third party to Work Product, or to any UPS software that performs in conjunction with Work Product. TI SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

D. Any TI-developed enhancements, modifications, additional porting, alterations or other changes to Work Product that: (i) are not a result of TI's compliance with Section 1.B.10 or Section 25.C., above, or Section 41, below; and (ii) are requested by UPS or agreed upon by UPS prior to development, shall be performed by TI at prices, terms and conditions as may be mutually agreed upon by the parties.

E. Title to all materials and documentation furnished by UPS to TI, including, without limitation, system specifications, shall remain in UPS. TI shall deliver to UPS any and all such Work Product and property, including all copies thereof on whatever media rendered, upon (i) UPS' request; (ii) completion of any Work Order, and (iii) the termination of this Agreement for any reason.

F. Each Party shall be free to use the residuals resulting from any work developed pursuant to this Agreement that is owned by the other party, and any ideas, concepts, know-how or techniques contained therein, for any purpose, except to prepare any other work substantially similar to such work. For purposes of the foregoing, the term "residuals" means information in non-tangible form that is retained as mental impressions by individuals having access to the work. Neither party shall have an obligation to pay royalties for any work resulting from such residuals.

SECTION 26 - UPS REPRESENTATIONS AND WARRANTIES

UPS represents and warrants to TI as follows:

A. The execution, delivery and performance of this Agreement by UPS and the performance by UPS of the transactions contemplated hereby have been duly and validly authorized by all necessary action, corporate or otherwise on its part, and that this Agreement constitutes the valid, legal and binding obligation of UPS, enforceable against it in accordance with its terms.

B. Neither the execution, delivery nor performance of this Agreement with or without the giving of notice, the passage time or both will result in the violation or breach of any contract, agreement, instrument, undertaking, order, judgment, decree, rule, regulation, law or any other restriction to which UPS is a party or pursuant to which UPS or its assets are subject or otherwise.

C. No consent, approval or other action by or a notice to or filing with any person is required or necessary in connection with the execution, delivery and performance of this Agreement by UPS.

SECTION 27 - TI'S REPRESENTATIONS AND WARRANTIES

TI represents and warrants to UPS as follows:

A. The execution, delivery and performance of this Agreement by TI and the performance by TI of the transactions contemplated hereby have been duly and validly authorized by all necessary action, corporate or otherwise on its part, and that this Agreement constitutes the valid, legal and binding obligation of TI, enforceable against it in accordance with its terms.

B. NEITHER the execution, delivery nor performance of this Agreement, with or without the giving of notice, the passage time or both, will result in the violation or breach of any contract, agreement, instrument, undertaking, order, judgment, decree, rule, regulation, law or any other restriction to which TI is a party or pursuant to which TI or its assets are subject or otherwise.

C. No consent, approval or other action by or a notice to or filing with any person is required or necessary in connection with the execution, delivery and performance of this Agreement by TI.

SECTION 28 - REVIEW AND REVISION OF UPS REQUIREMENTS

Periodically, as appropriate, the parties will review the UPS requirements in this Agreement and, if mutually agreed by the parties, such standards will be adjusted to reflect appropriate changes in circumstances, including without limitation being
(i) made more stringent to reflect improved performance capabilities associated with advances in the technology and methods used generally to perform similar services, or (ii) made less stringent to reflect service or resource reductions requested or approved in writing by UPS.

SECTION 29 - VERIFICATION OF COMPLIANCE

TI will provide UPS with a monthly performance report, in a form and with content mutually established by the parties, documenting TI's performance with respect to the UPS requirements herein. In addition, TI will provide UPS with such documentation and other information as may be reasonably requested by UPS from time to time in order to verify that TI's performance of the Services is in compliance with the applicable UPS requirements.

SECTION 30 - TERMINATION FOR CHANGED LAWS

Either party shall have the right to terminate this Agreement, without liability to the other, in the event of judicial, regulatory or legislative change rendering performance of this Agreement impossible or illegal. Each party shall provide the other with written notice of such termination as promptly as possible, but in no event less than sixty (60) days prior to the termination date.

SECTION 31 - TERMINATION FOR CAUSE


In the event that either party hereto (i) materially breaches any of its duties or obligations hereunder (except for a breach of UPS' payment obligations hereunder), which breach shall not be substantially cured within [*******] days after written notice is given to the breaching party specifying the breach, or
(ii) commits a material breach in the performance of any of its duties or obligations hereunder which cannot reasonably be cured within [********] days and fails to proceed promptly after being given written notice specifying the breach to commence curing said breach and thereafter to proceed with all due diligence to substantially cure the same, or (iii) repeatedly breaches any of its duties or obligations hereunder and fails to substantially cure and cease committing such repeated breaches within [********] days after being given written notice specifying the breach, then the party not in breach may, by giving written notice thereof to the breaching party, terminate this Agreement as of a date specified in such notice of termination, and pursue whatever remedies it has under this Agreement, at law or in equity.


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*  Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

SECTION 32 - TERMINATION FOR NONPAYMENT


In the event that UPS breaches its obligation to pay to TI any amount due to TI hereunder and does not cure such breach within [********] after being given written notice of such breach, then TI may, by giving written notice thereof to UPS, terminate this Agreement as of a date specified in such notice of termination. Notwithstanding the foregoing, TI may not terminate this Agreement pursuant to this Section for UPS' failure to pay to TI any amount that is reasonably disputed by UPS in good faith so long as UPS complies with the terms of Section 6, above, and pursue whatever remedies it has under this Agreement, at law or in equity.


SECTION 33 - TERMINATION FOR INSOLVENCY OR FOR FINANCIAL DIFFICULTY


In the event that either party hereto is unable to pay its debts generally as they come due or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Agreement as of a date specified in such notice of termination. In the event either party undergoes substantial financial difficulties prior to commencement of operations of the first Center hereunder, the party not experiencing financial difficulties shall have the right to require the party experiencing such difficulty to [**************************** *********************] If such party is unable to obtain such a bond within [***] days of written request therefor, the requesting party shall have the option to terminate this Agreement within [*****] days thereafter.


SECTION 34 - TERMINATION  ASSISTANCE

A. Commencing upon any notice of termination by either party pursuant to above Sections hereof or upon expiration of the Term or Additional Term of this Agreement, TI will provide to UPS or its designee any and all termination assistance reasonably requested by UPS to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of responsibility for the Services to UPS or its designee. Should termination be initiated by TI for UPS' non-payment (other than non-payment pursuant to Section 6, above), UPS acknowledges and agrees that it will resume all payment for Services that TI

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   the Securities and Exchange Commission.

continues to provide during the transition period and for all termination assistance. If and to the extent that such assistance is provided prior to the termination date, TI will provide termination assistance at the Base Rate. If and to the extent that such assistance is provided after the termination date or otherwise requires resources in addition to those resources then being regularly utilized in the performance of the Services, UPS will pay TI for such assistance on a time and materials basis at reasonable negotiated rates therefor or on any other mutually acceptable basis. The termination assistance to be provided to UPS by TI shall include, without limitation, the following:

1. Continuing to perform, for a reasonable period following the termination date, any or all of the Services then being performed by TI.

2. Developing, with the assistance of UPS, a plan for the transition of operations from TI to UPS or its designee, which plan shall include, to the extent requested by UPS and not inconsistent with the provisions of this Agreement.

3. Providing training for personnel of UPS and its designee in the performance of the operations then being transitioned to UPS or its designee.

4. Entering into licensing arrangements with UPS or its designee, for any application software and processes (including all updates, enhancements, improvements and modifications thereto) then being utilized by TI in performing the Services, together with such other operating software as is necessary to operate such application software and related documentation, data base management systems, data and technical information. Any license granted to UPS pursuant to this Section, at a minimum, (i) will contain terms and conditions that are reasonably satisfactory to TI; (ii) will contain license fees agreed upon as reasonable by a mutually selected third party under confidentiality restrictions reasonably satisfactory to TI;
    (iii) will provide to UPS the right to use the software to process UPS' own internal work (including work required to support the provision of this CSR product and services to outsource companies); and (iv) will give UPS the right to sublicense to third parties for the performance thereof so long as each third party having access to the software provides to TI written assurances in a form and substance reasonably satisfactory to TI, that such third party will maintain at all times the confidentiality of the software and will not use the software for any purpose other than the limited purpose of processing the internal work of UPS. Any dispute regarding reasonableness under subsections (i) and (ii), above, shall be subject to the provisions of Section 38, below. Notwithstanding anything herein to the contrary, TI will be excused from granting the above-described licenses to UPS should UPS be held to have breached this Agreement under Sections 31 or 32 as a result of an arbitration required under Section 38 hereunder.

5. Making available to UPS or its designee, pursuant to mutually acceptable terms and conditions, any equipment owned or leased by TI that TI is required to provide under this Agreement. UPS or its designee may purchase any such equipment owned by TI at TI's then current book value and may assume TI's rights and obligations with respect to any such equipment leased by TI, but in no event less than any remaining outstanding loan on the equipment, provided that the equipment shall not be financed for greater than its fair market value.

6. Making available to UPS or its designee, pursuant to mutually acceptable terms and conditions, any third party services then being utilized by TI in the performance of the Services.

7. Allowing UPS or its designee to make offers of employment to all CSR's and call center supervisors. For a period of [****************] following the termination or expiration of this Agreement, should UPS desire to solicit and/or offer employment to any TI manager, it may do so only upon TI's prior written consent, which TI may withhold in its sole discretion. In addition, and for the same period of time, UPS shall not knowingly solicit and hire, without TI's prior written consent, [**************************** **************************************************************************]
    Should UPS breach this clause, it shall pay to TI an amount equal to [***************************************************************], which the parties acknowledge shall constitute a reasonable estimate of TI's actual damages that cannot be fixed, and is not a penalty.

B. Prior to providing any of the foregoing termination assistance to UPS or its designee, TI shall be entitled to receive from such designee, in form and substance reasonably acceptable to TI, written assurances that (i) such designee will maintain at all times the confidentiality of any TI proprietary information, software or materials disclosed or provided to, or learned by such designee in connection therewith, and (ii) such designee will use such information, software or materials exclusively for purposes for which UPS is authorized to use such information, software or materials pursuant to this Agreement. In the event this Agreement is terminated by TI pursuant to Sections 31 or 32, above, UPS will pay TI [***********************************] and as a condition to TI's obligation to provide termination assistance to UPS or its designee, an amount equal to TI's reasonable estimate of the reasonable amount payable to TI for such termination assistance for that month. [*********************************
    ***************************************************************************
    ***************************************************************************


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   the Securities and Exchange Commission.

     ************] This shall survive termination or expiration of this Agreement.

SECTION 35 - THIRD PARTY SOFTWARE

TI will obtain UPS' approval prior to implementing any third party software, and related documentation, database management systems, data and technical information, in the performance of the Services which TI will not be able to license to UPS or its designee upon termination of this Agreement as contemplated herein, unless TI will be able to provide UPS with an alternative that will permit UPS or its designee to continue to perform the applicable Systems and Services after termination of this Agreement without degradation of performance levels or reduction in functionality.

SECTION 36 - INDEPENDENT CONTRACTOR

TI shall act at all times as an independent contractor, and nothing contained herein shall be construed to create the relationship of principal and agent, or employer and employee, between TI and UPS. TI employees assigned to perform the Services for UPS are solely the employees of TI. TI shall have sole authority and responsibility to counsel, discipline, review, evaluate, set the pay rates of, and terminate its employees who perform the Services. TI will maintain all necessary payroll and personnel records, and compute wages and withhold applicable federal, state and local taxes and social security payments for TI personnel performing the Services.

SECTION 37 - DISPUTE RESOLUTION

In the event any material dispute exists between the parties, including without limitation any dispute relating to the interpretation of this Agreement, or performance or non-performance hereunder, then each party will appoint a designated executive management representative who does not devote substantially all of his or her time to performance under this Agreement to resolve such dispute. Such representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding relating thereto within thirty (30) days. The parties hereby waive the expiration of any applicable statute of limitations during such thirty (30) day period. Except where clearly prevented by the nature of the dispute, both parties agree to continue performing their respective obligations under this Agreement during such thirty (30) days or for as long as the parties may mutually agree, unless and until this Agreement expires or is terminated in accordance herewith. This provision shall not preclude either party from seeking immediate relief such as


- ---------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

a preliminary injunction, temporary restraining order, or declaratory proceeding. In addition, this provision shall not apply in the event of willful breach by either party.

SECTION 38 - ARBITRATION


In the event a dispute cannot be resolved through the procedure outlined in
Section 37, above, the parties agree that all remaining disputes which may arise under, out of, or in connection with the Agreement will be settled by arbitration conducted in [*****************] in accordance with the rules of the American Arbitration Association (AAA) as modified herein: the arbitration shall exclude [*******************] and shall be binding and judgment upon the award may be entered in any court of competent jurisdiction; the arbitrator shall not award punitive damages or multiply the award pursuant to any statute that doubles, trebles or otherwise increases damages and that forms the basis of any claim; and that the arbitrator shall issue findings of facts and conclusions of law within [**************] days of the completion of the presentation of evidence by the parties. The losing party shall be required to pay the reasonable legal fees and costs of the prevailing party as determined by the arbitrator(s).


SECTION 39 - LOGOS AND TRADEMARKS

Neither party will use the other's trademark in any employment advertisements placed to solicit the employment of CSR's or otherwise. Without the other party's prior written approval, neither party shall use the other's logo or trademarks in any internal or external written communication.

SECTION 40 - REGULAR EXECUTIVE REVIEWS

Quarterly, during the Term, representatives of TI and UPS shall meet for review of the status of matters contemplated by this Agreement, including but not limited to service performance, quality performance, status of transition, enhancement to Services (as set forth in Section 1 hereof) and quality improvement processes.

SECTION 41 - GAIN SHARING INCENTIVES


During the Term, TI may propose to UPS changes in the delivery of Services designed to improve the level of TI's services to UPS' customers. Certain of these proposed [***************************************************************]


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   the Securities and Exchange Commission.

********************************************************************************
*****] UPS will pay for all [***************************************************
**************************] Prior to and during the implementation of any [***** **********************************] TI and UPS shall, in good faith, determine [
******************************************************************************
**************************************] from and after the implementation of a [
*******************************************************************************
*******************************************************************************
*****************] of the applicable Term of this Agreement. [*****************
*************] restricted to the Centers herein [******************************
*******************************************************************************
****************************************************]


SECTION 42 - HOLIDAY OBSERVANCE

At least one Center shall be operational each day of the year.   Within thirty
(30) days prior to each of New Year's Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day, UPS shall advise TI of anticipated Service volumes for such dates and TI shall accordingly staff the Centers to reflect such needs. UPS shall pay to TI an amount equal to one hundred fifty two and five tenths percent (152.5%) of the Base Rate (as adjusted from time to time) for all CSR hours worked during the six (6) holidays set forth herein.

SECTION 43 - OVERTIME


If TI becomes responsible to run a UPS authorized six (6) day operations Center or a seven day a week by twenty four hour a day operations Center, then TI will manage the CSR schedule in such a way as to avoid overtime. If, on the other hand, a circumstance arises such that UPS requests and authorizes a sixth day of operations in a Center that normally does not operate on a six day schedule, then UPS will pay an amount equal to [**************************************]
(as adjusted from time to time).


SECTION 44 - PURCHASE OF TRAINING PROGRAM

UPS shall perform, or cause others to perform, an administrative and management training program, as more fully described in the Attachment hereto, at each Center on

- ----------------
* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

such date or date(s) as may be agreed between UPS and TI, but in the absence of any other agreement, for management training, commencing [***************] prior to the commencement of the rendition of Services at a Center and for administrative training, commencing [*************] prior to the commencement of the rendition of Services at a Center. TI shall [**************************] in consideration of the performance of the administrative and management training program. TI agrees to assume all instructional costs of training at its own expense after a period of [*****************] from the opening of each Center.

SECTION 45 - CERTAIN EMPLOYMENT REQUIREMENTS

TI shall develop its own CSR screening, testing and hiring process to be implemented at each Center; prior to the implementation of such process, TI shall review applicable processes currently maintained by UPS.

SECTION 46 - NO JOINT VENTURE

The relationship of TI and UPS hereunder shall in no way be construed to create a joint venture or partnership, it being agreed and understood the relationship between TI and UPS is an independent contractor relationship.

SECTION 47 - NOTICES

All notices or requests required to be given under this Agreement and all other communications related to this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by UPS Next Day Air Letter, or via United States Postal Service express mail in the event of a UPS work stoppage, addressed as follows: If to UPS, United Parcel Service, 55 Glenlake Parkway, NE, Atlanta, Georgia 30328, Attention: Raymond Vorbeck, and if to TI, TeleTech Holdings, Inc., 1700 Lincoln Street, Denver, Colorado 80203-4514, Attention: Kenneth Tuchman, President. Either party may change its address, or the name or title of the individual to whom notices shall be directed by written notice issued and delivered as set forth above.

SECTION 48 - FIRST RIGHT OF REFUSAL

If, during this Agreement, UPS decides to open an eighth domestic call center for the express purpose of customer service, customer care, teleservicing or the like, it shall award TI the contract for the management of such center under the same terms and

- ----------------
* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

conditions as contained herein; provided, however, that if the nature of the Services to be provided at such center differ significantly from the Services to be provided hereunder, UPS and TI will negotiate in good faith for a period not to exceed sixty (60) days new pricing, terms and conditions.

SECTION 49 - GENERAL PROVISIONS

A. This Agreement sets forth the entire understanding of the parties hereto and supersedes all prior oral and written agreements between the parties relative to the subject matter hereof and merges all prior and contemporaneous discussions between them. Neither party shall be bound by any condition, representation, warranty, covenant or provision other than as expressly stated in or contemplated by this Agreement unless hereafter set forth in a written instrument executed by such party. The parties to this Agreement may, by mutual written consent executed by them, amend, modify or supplement this Agreement.

B. The terms, covenants, representations and warranties of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of either party at any time to require performance of any provision hereof shall, in no manner, affect the right at a later date to enforce the same. No waiver by either party of any breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or the breach of any other term, covenant, representation or warranty of this Agreement.

C. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The duties and obligations under this Agreement may not be assigned or delegated by either party without the written consent thereto of the other party, except that UPS may assign this Agreement to one of its Affiliated Companies. Any assignment in contradiction of this clause shall be void.

D. In the event that there is a change of control in the ownership of TI, TI will provide UPS with at least [*************] prior written notice and all information regarding said change (with appropriate confidentiality restrictions, as applicable) as may be reasonably requested by UPS. UPS shall have the option to terminate this Agreement without penalty upon ninety days prior written notice if [**************************************

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   the Securities and Exchange Commission.

*******************************************************************************
*******************************************************************************
****************************************] and then, only if UPS in its sole discretion, believes TI's ability to perform hereunder would be impaired.


E. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Further, in the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable by virtue of its scope or period of time, but may be made enforceable by a limitation thereof, such provision shall be deemed to be amended to the minimum extent necessary to render it valid, legal and enforceable.

F. The Agreement may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute one and the same agreement.

G. This Agreement shall be construed in accordance with the laws of the State of Georgia.

H. Both parties shall keep the existence and the terms of this Agreement confidential in accordance with Section 20, above.

I. Any terms hereunder that, by their very nature, would survive the termination or expiration of this Agreement shall so survive.

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*  Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TELETECH HOLDINGS, INC.              UNITED PARCEL SERVICE GENERAL SERVICES CO.


By:      /s/ Kenneth Tuchman              By:  /s/ John Alden
    -------------------------             -------------------------------
    Kenneth D. Tuchman                    John Alden

Its:  President and Chief            Its:  Vice President
Executive Officer

                                     Attachment A
                                          to
                             UPS/TI Teleservices Contract
                          "UPS Explanation and Requirements



                                      PARAGRAPHS
                                      ----------
                                      3.0 - 3.3
                                      4.0 - 4.4
                                      5.0 - 5.5
                                      6.0 - 6.8
                                      9.1 - 9.7
                                     10.0 - 10.12


         Initial

UPS  _______________
TI   _______________

3.0 UPS SERVICE AND BUSINESS FUNCTIONS


3.1 CUSTOMER SERVICE TELEPHONE CENTER


    The Customer Service Telephone Center is the point of contact for all UPS customers. Our present total call volume is approximately [************] calls per day. From Thanksgiving through the end of December the calls increase up to [*******] per day. These calls include one-time pickups, damage inquiries, complaints, service questions and general information. A properly trained CSTC employee handles approximately [*****] calls per hour.


3.2 DELIVERY INFORMATION

    Delivery Information is a department within UPS that is responsible for providing UPS customers with package shipment information services and being responsive to customers' changing needs. Our [*******] Departments handle approximately [*******] inquiries per day regarding missing packages, consignee inspections and denial of signature deliveries. During the month of January, the inquiries increase up to [******] per day.

3.3 SUMMARY

    These functions operate with information systems that allow the representatives to provide quick, complete answers in response to customers inquiries on rates and shipping, package tracking or enhanced tracing, claim information and other services provided by UPS.

- --------------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

4.0 UPS BUSINESS REQUIREMENTS


4.1 UPS ROLE

    UPS intends to own or lease and maintain the call center facilities, all equipment and leasehold improvements as well as systems, applications, processes and procedures. UPS management personnel are planned to be staffed on-site to support the operation.

    Proposed UPS staffing will consist of a site manager, quality coordinators, system coordinators and facility coordinators. Present plans call for approximately [******] permanent UPS management at each site. UPS will provide temporary staffing for job content expertise at the start-up of each new site.

4.2 DELIVERY INFORMATION SYSTEMS AND RESOURCES

    The following UPS systems and resources will be utilized for Delivery
    Information:

    -    Package Claim System     -    Total Track
    -    Overgoods                -    Tracer Information Processing System
    -    On-Line Inquiry          -    Package Center Exception System
    -    Dial Database            -    Package Center Information System
    -    On-Line Payout           -    Loss and Damage Files
    -    Non-DIAD Records

4.3 CUSTOMER SERVICE TELEPHONE SYSTEMS AND RESOURCES

    The following UPS systems and resources will be utilized for Customer
Service:

    -    Total Tract              -    Customer Service Telephone System
    -    Service Center Locator   -    Customer Resource Information System
    -    Billing Inquiry          -    On-Line request for Information
    -    On-Line Inquiry          -    Automated Label Order System
    -    Sales Information
         Precall Planning System

- --------------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

4.4 VENDOR ROLE


    The Vendor will be responsible for:

    -    Staffing, managing and training the service provider positions
    -    Meeting pre-determined quality standards of UPS
    - Offering a competitive wage and benefit package sufficient to enhance recruitment and retain qualified employees
    - Providing Tele-Service Systems recommendations and solutions to business needs

    Other vendor responsibilities include, but are not limited to:

    -    Recruitment and Selection process       -    Training and retraining
    -    Benefits administration                 -    Payroll administration
    -    Employee Retention                      -    Discipline
    -    Daily supervision                       -    Counseling
    -    Employee recognition                    -    Performance reviews
    -    Termination                             -    ISO 9000 Standards
    -    Health and Safety/OSHA compliance
    -    Compliance with all applicable employment laws

- --------------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

5.0 OBJECTIVES, GOALS AND BENEFITS

5.1 UPS OBJECTIVE

    It is UPS's objective to significantly reduce its current expenditures for the Customer Service Telephone Centers and Delivery Information Departments. However, as a result of this procurement, UPS will not accept a reduction from its current service levels and quality. UPS is interested in obtaining services of equal or better quality relative to current functions and service levels.

5.2 QUALITY STANDARDS

    UPS expects the vendor employees to provide excellent quality to UPS customers. To ensure this, the vendor should consider implementation of a quality incentive program.

    Quality measurement is required to ensure UPS customers receive quality responses in all communications and business dealings with vendor employees representing UPS. Our goals are to provide the customer with a service representative who listens actively, questions effectively and develops and delivers business solutions. Quality measurement allows each site to monitor the effectiveness of its training and enables development of on-going training that addresses specific areas for improvement. Measurement provides specific opportunities to review the effectiveness of established initiatives affecting customer perception. Measures of total quality are customer-oriented not internally-oriented.

    Vendors will submit their own detailed quality control program. UPS will periodically audit the vendor on the quality elements and advise or make adjustments that may be needed.

5.3 TRAINING

    All management and administrative employees must receive high-quality, hands-on training. UPS, in conjunction with an outside vendor, has developed an extensive training program for the call center employees. We will request the vendor to bid on the training services and programs that UPS has developed. The training program is as follows:

5.4 MANAGEMENT TRAINING

    Management will complete a five-week course covering values, objectives, roles, teamwork, diversity, quality, coaching, performance and other pertinent information, plus an additional three weeks of systems training as described in the administrative training below. A complete listing of course content is attached in section 9.0.

    UPS will provide one trainer for each class that will be no larger than 18 people. This service will be included in the vendor purchase of training programs as described above.

    Management training will require vendor management to participate in an eight week training session in Atlanta, GA. The vendor is responsible for all wags, temporary living expenses, and travel cost during this training period.

5.5 ADMINISTRATIVE TRAINING

    Administrative employees will complete a three-week course covering UPS background and services, communications skills, system skills, phone/professional skills and other pertinent information. A complete listing of course content is attached. The training classes will be held at the new sites and would be run with twelve UPS trainers conducting four classes simultaneously. There will be three trainers per class with no more than 18 students per class. Each candidate will be tested throughout the training and again at the end of the three weeks. They must successfully complete the training and certification to provide services for UPS. It is the intention of UPS to transfer responsibility for this training to the vendor after a suitable transition period.

6.0 SCOPE OF THE BID PACKAGE


6.1 INTENTION

    The intent of this request for proposal (RFP) is to set forth the specifications, requirements, general information and to solicit a detailed response from selected vendors that shall include proposed cost, quality and service descriptions.

    This RFP is not a complete understanding and does not contain all matter upon which an agreement must be reached. As a consequence, this RFP and UPS acceptance of a proposal does not impose legal obligation on the part of, or bind, UPS.

    All vendors participating in this RFP process will be notified of bid acceptance or rejection. UPS reserves the right not to disclose reasons for rejection.

6.2 QUALITY AND PERFORMANCE INDICES

    All quality and performance elements are to be tracked on a daily basis and reported on an average monthly, quarterly and yearly basis.

6.3 OVERALL OPERATION


    ABSENTEEISM              MINIMUM ACCEPTABLE REQUIREMENT [**]%

    TARDINESS                MINIMUM ACCEPTABLE REQUIREMENT [**]%


    TURNOVER                 [*************************************]

6.4 CUSTOMER SERVICE TELEPHONE CENTER

    SPEED OF ANSWER          MINIMUM ACCEPTABLE REQUIREMENT
                             [********]

    Speed of answer is the time it takes for our customers call to be answered by a representative, after the call has been seized by the telephone switch.

- --------------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

    CALLS PER HOUR                TARGET GOAL [*******]

    This element is a performance measure that will assist the management team to have the proper staffing in order to meet the service levels in a cost efficient manner.


    PERCENT AVAILABLE                  MINIMUM ACCEPTABLE REQUIREMENT [***]%

    Any time spent waiting for a call, or on an inbound call, minus any time spent in the unavailable mode or after call work mode, divided by total paid hours. The [**]% mark is based on 2.5 hours break per week, 2 hours training per week, 1/2 hour pre work communication meetings per week and 1 hour of personal time per week.



    CALLS ABANDONED/TOTAL CALLS        MINIMUM ACCEPTABLE REQUIREMENT [**]%
    HANDLED


    The difference between the number of calls offered and the number of calls answered. The percent of calls abandoned would be the actual number of calls abandoned divided by total calls answered.

    SERVICE OBSERVATION RATINGS        [***************************]

    Observing a minimum of ten calls per employee and rating the employee on elements such as speaking and listening skills, sales and conflict resolution.

    TOTAL SERVICE OBSERVATIONS COMPLETED    [****************************
                                            *********]

    To continue to strive for quality service observations are performed to ensure the employees are representing UPS and upholding our commitment to quality.

    HALF HOUR SEGMENTS OVER [******]        TARGET GOAL TO BE DETERMINED
    (ASA) Average speed of answer

    The average speed of answer should not exceed [***] seconds during the operation and is measured in half hour increments. The purpose is to staff by each half hour to maintain high levels of service for our customers during all periods throughout the day.

- --------------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

6.5 DELIVERY INFORMATION


    PERCENT DAY ONE                    TARGET GOAL [***]%


    The goal is to close as many package inquiries as possible on the same day they are received. However, there may be exceptions. An example would be an inquiry on a package received prior to the scheduled delivery date. This would require the inquiry to be held open until the delivery is completed.


    PERCENT DAY TWO                    TARGET GOAL [***]%


    Inquiries that carry over from the previous day are considered to be Day Two inquiries. These inquiries may have been entered into the system after the D.I. department closed, or are inquiries that are still pending a delivery.


    INQUIRIES OPEN OVER SEVEN DAYS     MINIMUM ACCEPTABLE REQUIREMENT [**]% OF
                                       INBOUND


    The total number of inquiries that have not been closed by the seventh business day. These inquiries may still be open if there have not been enough days to check for delivery or exceptions may require further investigation to determine the status of the delivery.


    PERCENT OF SECOND REQUEST          TARGET GOAL [**]% OF INBOUND
    INQUIRIES


    Second request inquiries may be due to no response being received by the inquiring party, or the first inquiry was received with incorrect or incomplete information.


    CALL QUALITY                       TARGET GOAL [***]% EFFECTIVE


    Observing an employee's phone technique to ensure all necessary qualities are present, i.e. communication skills, professionalism and courtesy. The employee is rated on how well he/she performs on the call quality elements.


    PRIORITY INQUIRY TRACE             TARGET GOAL [****]% WITHIN COMMITTED
    SERVICE FAILURES                   TIME FRAME


    There are certain inquiry types that are considered priority and require a phone call to the shipper within an hour after they are received. All inquiries that are not responded to within an hour after receipt are considered to be service failures.

- --------------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

    INQUIRIES CLOSED PER TRACING       TARGET GOAL [****] TRACERS PER HOUR
    HOUR

    This element is a performance measurement that will assist the management team to have the proper staffing in order to meet the service levels in a cost efficient manner.


    RESPONSE QUALITY                   TARGET GOAL [****]% ALL OUTBOUND
                                       RESPONSES ERROR FREE


    Each inquiry that is answered generates a written response that is mailed to the person inquiring about the shipment. The written response is a reflection of the quality commitment UPS has to their customers.


    PROCESS QUALITY                    TARGET GOAL [***]% EFFECTIVE


    When an inquiry is closed with an LDI response and prior to the answer being mailed, a second check for the package is performed. This second check is performed to ensure that all procedures were followed, and all resources checked in the investigative process.


    DAMAGE NOTIFICATION BY 3:00 P.M.   MINIMUM ACCEPTABLE REQUIREMENT
                                       [******]%


    When a package is discovered damaged, either in our system or by the receiver, we notify the shipper in a timely manner. The 3:00 p.m. commitment assists the shipper so that they may re-ship the merchandise that same day.

6.6 VENDOR EMPLOYEE SELECTION PROCESS

    The vendor will be responsible for providing a temporary interviewing/testing facility for initial employment needs at each site.

    UPS expects that the management selection process will include the following:

    -    AccuVision Customer Service Assessment (previously validated)
    - AccuVision Supervisor/Management Skills Assessment (previously validated)
    -    Two behavioral anchored interviews
    -    Background checks to include: - Police background check
                                       - Previous ten years job history
                                         references
                                       - I-9 Immigration Act form
                                       - Confidential Information Agreement
                                       - ID card with photo
                                       - Any other legal requirements

- --------------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

    UPS expects that the administrative selection process will include the following:

    -    Typing test (minimum 30 wpm)
    -    AccuVision Customer Service Assessment
    -    Two behavioral anchored interviews
    -    Background checks to include: - Police background check
                                       - Previous five years job history
                                         references
                                       - I-9 Immigration Act form
                                       - Confidential Information Agreement
                                       - ID card with photo
                                       - Any other legal requirements

    UPS experience has indicated that approximately 45% of the candidates taking the Customer Service Assessment will receive a satisfactory score.

    The vendor must have an Affirmative Action plan in place and must comply with the OFCCP 8 factor availability analysis.

    The vendor must comply with all federal, state and local employment laws.

    UPS reserves the right to audit the selection process.

6.7 STAFFING REQUIREMENTS/JOB RESPONSIBILITIES

    The structure of the new site will consist of management and administrative employees. The detailed job descriptions are enclosed. The management employees need to be available for training 11 weeks prior to opening a site.

    UPS anticipates the vendor management-to-administrative ratio will be [*******] when the site is fully staffed. UPS further anticipates that a total quality philosophy and workforce empowerment approaches may reduce the management needs.

    The administrative employees need to be available for training 3 weeks prior to opening a site. UPS anticipates the vendor will utilize administrative coaches selected from the administrative employees. Projected ratio for coaches is [*******].

    All administrative employees must have the following qualities:

    -    Motivational fit                   -    Sales Orientation
    -    Customer Service Orientation       -    Keyboard Skills
    -    Ability to learn                   -    Professional Telephone Manner
    -    Communication Skills               -    Analysis
    -    Attention to detail                -    Adaptability
    -    Grammar & Oral Communication       -    Teamwork (cooperation)
         Skills
    -    Tolerance for fast-pace work environment

    UPS anticipates that the required operational flexibility will require an administrative staffing ratio of [***] full-time and [****] part-time.

6.8 HEALTH AND SAFETY

    The vendor will be responsible for maintaining a health and safety program for its employees. This will include both prevention and follow-up training. In addition, the vendor will be responsible for OSHA record-keeping, evacuation training and emergency drills.

    UPS will maintain the facility in compliance with OSHA regulations.

- --------------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

9.1 TRAINING CURRICULUM
    ADMINISTRATIVE




                                 BACKGROUND KNOWLEDGE
                  the overall UPS process of worldwide distribution
                        the role of CSTC's within this process
                             the UPS procedures involved



                              PEOPLE/COMMUNICATION SKILL
                                     objectivity
                                 speaking techniques
                                effective questioning
                                   active listening
                                       teamwork
                                 conflict resolution
                                   problem solving
                                coaching and feedback



                                SYSTEM/ACCURACY SKILLS
                       find information quickly and accurately
                      respond appropriately to customer requests
                               solve customer problems
                      sell additional services/generate revenues



                              PHONE/PROFESSIONAL SKILLS
                                 clear speaking voice
                         appropriate UPS phrases and branding
                                    proper grammar
                                 telephone etiquette

9.2 TRAINING CURRICULUM MANAGEMENT



                             WEEK 1: MANAGEMENT TRAINING
                                  background of UPS
                                   project mission
                          new roles/new culture/expectations
                        fundamentals of call center operation
                             teamwork/Breakpoint training



                      WEEKS 2-4: ADMINISTRATIVE TRAINING COURSE
    Management will complete the same training received by the call center representative



                            WEEKS 5-6: MANAGEMENT TRAINING
                                       coaching
                                performance management
                                    documentation
                                     measurement
                             personal performance reviews
                                    team meetings
                        continuous learning refresher modules
                behavior-based performance and positive reinforcement
                                      financial



                          WEEKS 7-8: INSTRUCTION PREPARATION
                                     preparation
                               instruction facilitation
                                  in-class coaching
                                practical application
                              adult learning application
                              adult learning strategies

9.3 CALL AND INQUIRY VOLUME AND TYPES

    AVERAGE DAILY VOLUME

    -    INBOUND CALLS

         -    Non peak       [************]
         -    Peak           [************]

    -    TRACING INQUIRIES

         -    Non peak       [************]
         -    Peak           [************]

INBOUND CALL TYPES PERCENT TO TOTAL


- -  General Inbound/Total Track        [***]%   -    On call Air         [***]%
- -  Request for Delivery Information   [***]%   -    Transfer            [***]%
- -  Driver Calls                       [***]%   -    Ready Customer      [***]%
- -  One Time Pickup                    [***]%   -    Complaint           [***]%
- -  Message/Supply Request             [***]%   -    Damage Call Tags    [***]%
- -  Delivery Change Request            [***]%   -    Guarantee Refunds   [***]%


    TYPES OF TRACING INQUIRIES

- -   C.O.D.                   -    Shipment tracking
- -   Audit Trace              -    Return to Sender
- -   Denial of Signature      -    Misdelivery/Indirect Delivery
- -   Package I.D.             -    Call Tag
    Driver Release           -    Parcel Delivered Merchandise Missing

- --------------------

* Omitted portion is subject to a confidential treatment request filed with the Securities and Exchange Commission.

9.4 HOURS OF OPERATION

The planned hours of operation for the call centers is 7:30 a.m. until 8:00 p.m. EST. The week may consist of six days Monday through Saturday. One site, which has yet to be determined, is planned to be a 24 hour operation seven days a week.

9.5 TELECOMMUNICATIONS CAPABILITIES

UPS provides telecommunications capabilities along with a vast array of voice and data attributes throughout domestic and international locations. UPSnet, a worldwide network for fast and efficient transmission of voice, data, video and facsimile images is the principal conduit for information exchange.

As part of the UPS operations network, UPSnet and IS systems will provide all vehicles for data and information exchange between our main computer systems and consolidated sites. Regular communications providers will be used for telephone and commercial links to service or customer base.

Our current portfolio of network services includes:

- -   Inbound Switched Voice (Interstate, Intrastate, International)

- -   Outbound Switched Voice (Interstate, Intrastate, International)

- -   Frame Relay Network Services

- -   FAX Proof of Delivery Services

- -   Dial Access Data Services and

- -   Private Line (Individual Data Services)

UPS is and will be responsible for development, testing, implementation and support of all applications and networking systems. However, UPS anticipates the vendor to recommend system improvements and provide necessary system interface to improve productivity.

9.6 IT AND APPLICATION SYSTEMS

UPS systems and applications will allow the workforce to evaluate customer inquiries, identify opportunities and provide options by utilizing the following available resources and technology:

9.7 PROPOSED ORGANIZATION

FAST II SYSTEM
    A system for sending and storing tracers, claims information and certain operations data via UPS's mainframe computer.

ON-LINE INQUIRY (OLI)
    A software program that allows a service provider to track a package and/or trace by accessing our delivery data immediately for proof of delivery.

DIALS DATA BASE
    A system that stores delivery information that is entered into the drivers DIAD board, and allows its retrieval to provide proof of delivery. DIALS searches the stored data for information necessary to confirm delivery and then sends it to the Delivery Information Processing System which uses this information to generate a printed response for the customer.

ON-LINE PAYOUT
    A program that allows the user to access payout information on C.O.D. shipments.

TOTAL TRACK
    A sophisticated system that allows trackable packages to be monitored at various points in the delivery process. Bar code information contained in the label is scanned as the package is processed, and that information is fed into the central computer. The user can access the status of the package and respond immediately to inquiries.

NON-DIAD RECORDS
    Paper delivery records that are sometimes used to record deliveries. These paper records are stored locally and used to search for proof of deliveries.

PACKAGES CENTER EXCEPTION SYSTEM (PCES)
    An on-line system to support exception package data. The system is designed to process packages that cannot be delivered as addressed. PCES will automate the correction of bad addresses, automate the card file with a record of address changes, document processed damages and overgoods, automate the entry for will calls and packages to be delivered in the future, and produce individual printed address correction labels for each package.

PACKAGE CENTER INFORMATION SYSTEM (PCIS)
    A system developed to automate the gathering and reporting of information such as employee records, planning worksheets and shipper profiles in the package centers. The system will reduce the time spent gathering and reporting this type of information. It also provides two-way communication between the center and customer service for complaints and messages. Two-way communication between delivery information for follow-up on inquiries.

OVERGOODS
    A location that stores and processes packages with an unidentifiable address or the contents of a shipment that has been separated from its original package.

                                 10.0 JOB DESCRIPTION

JOB TITLE:         Vendor Site Manager

DEPARTMENT:        Customer Call Center

DATE:              January 11, 1995

JOB SUMMARY:

The role of the Site Manager is to share the vision in partnership with the UPS Site Manager, and develop and facilitate the implementation of a strategy to enable customer oriented service excellence in all team members.

KEY PERFORMANCE AREAS:

- -   Demonstrating service leadership by creating a clear vision of quality based values, by being a visible role model, and by skillful decision making based on the Call Center mission and philosophy.

- -   Emphasize quality in all areas and endeavors.

- -   Providing direction by formulating goals and by setting priorities that keep everybody's mind on the plan.

- -   Communicating effectively so others see, understand, and believe in the vision.

- -   Creating a supportive climate by keeping everyone focused on the true priorities, by engaging in team building activities, and by supporting innovation and creativity in all team members.

- -   Establishing career plans by helping Team Managers identify, analyze, and explore personal needs values and goals to reach their full potential.

- -   Developing a strong alliance among the team members by encouraging them through recognition, acknowledgment and respect.

- -   Building strong cross functional and team relationships by focusing efforts toward customers needs.

- -   Demonstrating personal growth by staying current on job knowledge through additional training and independent study.

QUALITIES AND SKILLS:

- -   Acceptable performance on         -     H.R. Background to include working
    SLS and CS Assessments                  knowledge of Employment Law

- -   Leadership Skills                  -    Quality oriented

- -   Understanding of Team Dynamics     -    Innovative

- -   Logical and Analytical

                                 10.1 JOB DESCRIPTION

JOB TITLE:    Customer Service Team Manager

DEPARTMENT:   Customer Service Center

DATE:         January 11, 1995

JOB SUMMARY:

The role of the Team Manager is to create the environment of customer oriented service excellence by motivating and empowering Supervisors.

KEY PERFORMANCE AREAS:

- -   Demonstrating service leadership by careful thinking, skillful decision making and strong personal leadership to help the people in the call center focus their energy on customer values.

- -   Emphasize quality in all areas and endeavors.

- -   Taking personal responsibility to ensure customer satisfaction by following the Call Center mission and objectives, by seeing that action is taken to solve problems, and by following through on commitments.

- -   Communicating effectively in dealing with customers, vendors, employees and all levels of management by asking questions, listening carefully, and providing feedback, both verbal and written.

- -   Establishing and maintaining a safe, fair and consistent environment, free of harassment and discrimination, where individuals are satisfied, growing and productive by tapping the potential of many talents and differing perspectives.

- -   Engaging in team building activities by establishing goals, sharing knowledge, skills and time with others in order to instill confidence and empower Supervisors.

- -   Developing a strong alliance among Team Coordinators by developing an ongoing dialogue and by encouraging them through recognition, acknowledgment and respect.

- -   Guiding career paths by evaluating performance to determine each persons skills and capabilities, developmental needs and desires for learning and personal advancement.

- -   Demonstrating personal growth by staying current on job knowledge through additional training and independent study.

- -   Meeting quality and performance goals through the use of reliable information, data and analysis.

- -   Building strong cross-functional relationships by focusing efforts toward customer needs.

QUALITIES AND SKILLS:

- -   Acceptable performance on     -    Innovative     -    Quality oriented
    SLS and C.S. Assessments

- -   Leadership Skills             -    Interpersonal Skills

                                 10.2 JOB DESCRIPTION

JOB TITLE:    Customer Service Supervisor

DEPARTMENT:   Customer Service Center

DATE:         January 11, 1995

JOB SUMMARY:

The role of the Supervisor is to maintain a climate of customer oriented service excellence by motivating and empowering team members.

KEY PERFORMANCE AREAS:

- -   Communicating effectively in dealing with customer and fellow employees by asking questions, listening carefully, and providing feedback, both verbal and written.

- -   Emphasize quality on all calls.

- -   Engaging in team building activities by establishing goals, sharing knowledge, skills and time with others in order to instill confidence and empower team members.

- -   Taking personal responsibility to ensure customer satisfaction by following the call center mission and objectives, by seeing that action is taken to solve problems, and by following through on commitments.

- -   Motivating employees to maintain positive attitudes by recognizing and rewarding quality performance thus encouraging team members to realize their full potential.

- -   Ensuring that all employees are proficient in their job skills through ongoing and periodic follow up training.

- -   Demonstrating personal growth by staying current on job knowledge through additional personal training and independent study.

- -   Evaluating performance to determine each persons skills and capabilities, developmental needs and desires for learning and personal advancement.

- -   Coordinating efforts with cross-functional groups to positively impact customer needs.


QUALITIES AND SKILLS:

- -   Acceptable performance on  -  Facilitation Skills  -  Quality oriented
    SLS and C.S. Assessments

- -   Interpersonal Skills       -  Adaptability

                                 10.3 JOB DESCRIPTION

JOB TITLE:    Customer Service Representative

DEPARTMENT:   Customer Service Center

DATE:         January 12, 1995

JOB SUMMARY:

The Customer Service Representative is empowered to take ownership of customer inquiries and concerns and to follow through on solutions in order to provide customer oriented quality service excellence. Work is performed independently
in accordance with established objectives, goals, and procedures.   Judgment and
independent initiative are required to identify, adapt and apply approaches to address inquiries and concerns. Direction and assistance is available when needed form coaches and supervisors.

KEY PERFORMANCE AREAS:

- -   Take inbound calls in a professional, courteous, and customer-focused manner to answer and service all customer inquiries and concerns.

- -   Emphasize quality in all areas and endeavors.

- -   Provide quality-driven service with includes, but is not exclusive to, explaining service features and benefits, satisfying service disconnects with empathy, processing of pick-up orders, supply requests, and telephone messages.

- -   Communicate effectively with internal and external customers by practicing active listening and effective questioning.

- -   Effectively identify and solicit opportunities to promote and sell services to existing and perspective customers.

- -   Adhere to the customer service Call Center mission, policies and procedures to ensure customer satisfaction.

- -   Utilize available resources and technology to develop and deliver solutions/alternatives consistently and accurately.

- -   Participate as a team player in a customer-focused and quality driven environment that will satisfy both external and internal customers.

- -   Stay current on service features and system enhancements through formal and informal on-going training.

QUALITIES AND SKILLS:

- -   30 wpm. keyboard skills       -    Acceptable performance on C.S.
                                       Assessment
- -   CRT experience                -    Successfully complete 3-week training
- -   Good oral communication skills

- -   good grammar and voice
- -   conversational skills

                                 10.4 JOB DESCRIPTION

JOB TITLE:    Customer Service Support Representative

DEPARTMENT:   Customer Service Center

DATE:         January 12, 1995

JOB SUMMARY:

The Customer Service Support Representative is responsible for supporting all functions in the call center with a variety of administrative tasks to provide customer oriented service excellence. Work is performed independently utilizing sound judgment in accordance with established objectives, goals, and procedures.

KEY PERFORMANCE AREAS:

- -   Prepare and process memos and reports using various software packages.

- -   Ensure all work meets the quality requirements of the job.

- -   Process, compile and distribute data/mail and maintain files for documents, memos and reports.

- -   Support the customer service Call Center mission, policies and procedures, by providing total quality in all job related areas.

- -   Assist in the coordination of inventory control and stocking for various areas.

- -   Key enter weekly operation schedules and reports.

- -   File, fax and copy documentation and perform other administrative tasks.

- -   Coordinate efforts with all groups within the call center to increase customer satisfaction and promote total quality.

- -   Continually strive to stay current with job requirement and improve business writing, computer, and interpersonal skills through formal and informal on-going training.


QUALITIES AND SKILLS:

- -   Acceptable performance on C.S. Assessment
- -   Attention to quality and detail
- -   30 wpm. keyboard skills
- -   Good oral communication skills
- -   Ability to work independently
- -   Knowledge of all software packages in Microsoft Office (Word, Excel, and
    PowerPoint)

                                 10.5 JOB DESCRIPTION

JOB TITLE:    Customer Service Coach

DEPARTMENT:   Customer Service Center

DATE:         January 12, 1995

JOB SUMMARY:

The Customer Service Coach is responsible for assisting and supporting supervisors and Customer Service Representatives to ensure customer oriented service excellence. Work is performed independently utilizing self-motivation and sound judgment in accordance with established objectives, goals and procedures.

KEY PERFORMANCE AREAS:

- -   Coach and counsel Customer Service Representatives to strive for Total
    Quality through skill development, problem solving and conflict resolution.

- -   Act as liaison between Customer Service Representatives and supervisors.

- -   Share skills and knowledge while addressing questions regarding service features and benefits, service disconnect solutions, pick-up orders, supply requests, and telephone messages.

- -   Communicate effectively with customers and Customer Service Representatives by active listening, effective questioning, developing and delivering solutions consistently and accurately.

- -   Encourage a team environment by instilling confidence and empowerment in each Customer Service Representative.

- -   Empowered to take ownership of Customer Service Representative and customer inquiries and concerns and to follow through on resolutions to ensure complete external and internal customer satisfaction.

- -   Assist and support Customer Service Representatives with difficult customer service situations on the telephone.

- -   Identify individuals and elements that need additional training, and future training topics.

- -   Provide feedback with diplomacy to ensure Customer Service Representatives reach their full potential and strive for self-development.

- -   Stay current on service features and system enhancements through formal and informal on-going training.

- -   Take responsibility for self-development of technical, leadership and interpersonal skills.

QUALITIES AND SKILLS:

- -   Must meet all skill requirements of Customer Service Representatives
- -   Ability to work independently
- -   Training Skills
- -   Demonstrated proficiency as a Customer Service Representative
- -   Leadership skills
- -   Quality measurement skills
- -   Extensive system and service knowledge

                                 10.6 JOB DESCRIPTION

JOB TITLE:    Customer Service Scheduler

DEPARTMENT:   Customer Service Center

DATE:         January 11, 1995

JOB SUMMARY:

The role of the Scheduler is to direct, analyze and forecast the facility needs. Develop and maintain a climate of customer oriented service excellence.

KEY PERFORMANCE AREAS:

- -   Evaluating staffing needs based on projected call volume to maintain quality service.

- -   Communicating effectively in dealing with vendors and fellow employees by asking questions, listening carefully, and providing feedback, both verbal and written.

- -   Engaging in team building activities by establishing goals, sharing knowledge, skills and time with others in order to instill confidence and empower team members.

- -   Staying current on job knowledge through additional personal training and independent study.

- -   Coordinating efforts with cross-functional groups to positively impact customer needs.


QUALITIES AND SKILLS:

- -   CRT experience
- -   30 wpm keyboard skills
- -   Attention to Detail
- -   Logical/Analytical

                                 10.7 JOB DESCRIPTION

JOB TITLE:    PACKAGE INFORMATION TEAM MANAGER

DEPARTMENT:   DELIVERY INFORMATION

DATE:         JANUARY 11, 1995

JOB SUMMARY:

The role of the Team Manager is to create the environment of customer oriented service excellence by motivating and empowering Supervisors.

KEY PERFORMANCE AREAS:

- -   Demonstrating service leadership by careful thinking, skillful decision making and strong personal leadership to help the people in the call center focus their energy on customer values.

- -   Emphasize quality in all areas and endeavors.

- -   Taking personal responsibility to ensure customer satisfaction by following the Call Center mission and objectives, by seeing that action is taken to solve problems, and by following through on commitments.

- -   Communicating effectively in dealing with customers, vendors, employees and all levels of management by asking questions, listening carefully, and providing feedback, both verbal and written.

- -   Establishing and maintaining a safe, fair and consistent environment, free of harassment and discrimination, where individuals are satisfied, growing and productive by tapping the potential of many talents and differing perspectives.

- -   Engaging in team building activities by establishing goals, sharing knowledge, skills and time with others in order to instill confidence and empower supervisors.

- -   Developing a strong alliance among Supervisors by developing an ongoing dialogue and by encouraging them through recognition, acknowledgment and respect.

- -   Guiding career paths by evaluating performance to determine each persons skills and capabilities, developmental needs and desires for learning and personal advancement.

- -   Demonstrating personal growth by staying current on job knowledge through additional training and independent study.

- -   Meeting quality and performance goals through the use of reliable information, data and analysis.

- -   Building strong cross-functional relationships by focusing efforts toward customer needs.

QUALITIES AND SKILLS:

- -   Acceptable performance on SLS and CS Assessments  -  Interpersonal skills
- -   Quality oriented         -  Leadership skills          -  Innovative

                                 10.8 JOB DESCRIPTION

JOB TITLE:    PACKAGE INFORMATION SUPERVISOR

DEPARTMENT:   DELIVERY INFORMATION

DATE:         JANUARY 11, 1995

JOB SUMMARY:

The role of the Supervisor is to maintain a climate of customer oriented quality service excellence by motivating and empowering team members.

KEY PERFORMANCE AREAS:

- -   Communicating effectively in dealing with customers and fellow employees by asking questions, listening carefully, and providing feedback, both verbal and written.

- -   Emphasize quality in all areas and endeavors.

- -   Engaging in team building activities by establishing goals, sharing knowledge, skills and time with others in order to instill confidence and empower team members.

- -   Taking personal responsibility to ensure customer satisfaction by following the call center mission and objectives, by seeing that action is taken to solve problems, and by following through on commitments.

- -   Motivating employees to maintain positive attitudes by recognizing and rewarding quality performance thus encouraging team members to realize their full potential.

- -   Ensuring that all employees are proficient in their job skills through ongoing and periodic follow up training.

- -   Demonstrating personal growth by staying current on job knowledge through additional personal training and independent study.

- -   Evaluating performance to determine each persons skills and capabilities, developmental needs and desires for learning and personal advancement.

- -   Coordinating efforts with cross-functional groups to positively impact customer needs.

QUALITIES AND SKILLS:

- -   Acceptable performance on SLS and C.S. Assessments  -  Facilitation skills

- -   Quality oriented         -  Interpersonal skills  -  Adaptability

                                 10.9 JOB DESCRIPTION

JOB TITLE:    PACKAGE INFORMATION COACH

DEPARTMENT:   DELIVERY INFORMATION

DATE:         JANUARY 12, 1995

JOB SUMMARY:

The Package Information Coach is responsible for assisting and supporting all team members in providing customer oriented service excellence. The coach is instrumental in exercising their empowered skills in problem solving and following up to ensure customer satisfaction. Work is performed independently of supervision. Judgment and independent initiative is required to identify, adapt and apply approaches concerning matters of instruction, guidance and facilitation.

KEY PERFORMANCE AREAS:

- -   Coach and counsel Package Information Associates to strive for Total
    Quality through skill development, problem solving and conflict resolution.

- -   Identifies Package Information Associates requiring additional training and assistance, as well as, recognizing and rewarding quality performers.

- -   Informs supervisor of positive and negative issues relating to team objectives and offers solutions.

- -   Responsible for ensuring proper job set-up for each team member.

- -   Monitors and levels dispatch logs for an even flow of work to process all inquiries daily.

- -   Will ensure all quality elements in customer communication are preserved with consistent and accurate information.

- -   Investigates and researches all inquiries that are not resolved in a timely manner and takes appropriate measures to resolve.

- -   Stays current on job knowledge and system enhancements through formal and informal training.

- -   Empowered to approve claims at a specified dollar amount and ensure that a quality investigation has been completed.

QUALITIES AND SKILLS:

- -   Acceptable performance on CS Assessment   -  Understanding of UPS package
                                                 operations
- -   Successfully completes 3-week training    -  Understanding of systems
                                                 utilization
- -   Leadership skills                         -  Demonstrate proficiency as a
                                                 Package Information Associate
- -   Thorough knowledge of Delivery Information
    methods and procedures                    -  Quality measurement skills
- -   Training skills

                      *  Refer to "Common Qualities" guidelines

                                10.10 JOB DESCRIPTION

JOB TITLE:    PACKAGE INFORMATION ASSOCIATE

DEPARTMENT:   DELIVERY INFORMATION

DATE:         JANUARY 12, 1995

JOB SUMMARY:

The Package Information Associate provides quality detailed information on package inquiries for internal and external customers within a specified committed time. Work is performed independently in accordance with established objectives, goals, and procedures. Judgment and independent initiative is required to identify, adapt and apply approaches to answer inquiries/concerns. Direction and assistance is available when needed from team advisors and coordinators.

KEY PERFORMANCE AREAS:

- -   Communicates professionally through active listening, effective questioning, developing and delivering solutions when researching customer inquiries.

- -   Proficiency in the application of specified methods and procedures to the various types of inquiries.

- -   Responsible for investigating and researching all resources available to provide resolution to package inquiries.

- -   Demonstrates empathy and the desire to exceed the customers' expectations in the phone inquiry.

- -   Maintains a high level of awareness to committed time responses on all inquiries.

- -   Stays current on job knowledge and system enhancements through formal and informal training.

QUALITIES AND SKILLS:

- -   Acceptable performance on C/S Assessment  -  Strong written and verbal communications skills

- -   Successfully complete 3-week training     -  Skilled in problem solving and
                                                 conflict resolution

- -   CRT experience                            -  Professional telephone voice
                                                 and manner

- -   Quality driven/customer focused           -  30 wpm keyboard skills

- -   Understanding of UPS package operation

*  Refer to "Common Qualities" guidelines

                                10.11 JOB DESCRIPTION

JOB TITLE:    PACKAGE INFORMATION ASSISTANT

DEPARTMENT:   DELIVERY INFORMATION

DATE:         JANUARY 12, 1995

JOB SUMMARY:

The Package Information Assistant will assist with all facets of the Delivery Information function in providing a quality and timely response to all customer inquiries. Work is performed independently or in teams, in accordance with established objectives, goals, and procedures.

KEY PERFORMANCE AREAS:

- -   A Package Information Assistant performs various tasks to support Delivery
    Information.

- -   Stays current on job knowledge and system enhancement through formal and informal training.

- -   Understands, recognizes and reacts to the time constraints on all individual tasks.

- -   Communicates professionally with internal/external customers.

QUALITIES AND SKILLS:

- -   Acceptable performance on CS Assessment

- -   30 wpm keyboard skills

- -   CRT experience

- -   Successfully complete 3-week training

- -   Ability to work independently

- -   Knowledge of job specific systems

- -   Understanding of Delivery Information Department

- -   Good oral communication skills




*   Refer to "Common Qualities" guidelines

                                10.12 JOB DESCRIPTION

JOB TITLE:    DAMAGE NOTIFICATION ASSOCIATE

DEPARTMENT:   DELIVERY INFORMATION

DATE:         JANUARY 12, 1995

JOB SUMMARY:

The Damage Notification Associate notifies customers of damaged shipments discovered in the UPS system and prepares communication directed to shippers. Work is performed independently in accordance with established objectives, goals and procedures.

KEY PERFORMANCE AREAS:

- -   Maintains a high level of awareness to committed time responses on all damage notifications and messages.

- -   Communicates professionally through active listening, effective questioning, developing and delivering solutions when damage information is disputed.

- -   Identify and assist customers with pack aid information.

- -   Notifies PCA, Account Executive, etc., regarding accounts requesting additional information or assistance with packaging information.

- -   Intuitive to customer concerns related to packaging and claim trends.

- -   Demonstrates empathy in conveying damage detail to customers.

- -   Stays current on UPS service features and enhancements through formal and informal training.

QUALITIES AND SKILLS:

- -   Professional telephone voice and manner

- -   Understanding of UPS package operations

- -   Acceptable performance on CS Assessment

- -   30 wpm keyboard skills

- -   Successfully complete 3-week training



*   Refer to "Common Qualities" guidelines